--------------------------------------------------------------------------------
AUGUST 31, 2000
--------------------------------------------------------------------------------

Chase Vista
Select Tax Free Funds

ANNUAL REPORT


SELECT TAX FREE
INCOME FUND

SELECT INTERMEDIATE
TAX FREE INCOME FUND

SELECT NEW YORK
INTERMEDIATE TAX
FREE INCOME FUND

SELECT NEW JERSEY
TAX FREE INCOME
FUND

[CHASE LOGO]

ANSTF-2-1000

Contents

Chairman's Letter                                                              1
Chase Vista Select Tax Free Income Fund                                        2
 Fund Commentary

Chase Vista Select Intermediate Tax Free
 Income Fund                                                                   4
 Fund Commentary

Chase Vista Select New York Intermediate
 Tax Free Income Fund                                                          6
 Fund Commentary

Chase Vista Select New Jersey Tax
 Free Income Fund                                                              8
 Fund Commentary

Portfolio of Investments                                                      10
Financial Statements                                                          38
Notes to Financial Statements                                                 42


Highlights

o The yield on the average AAA-rated municipal bond rose from 5.70% on September 1, 1999 to 5.90% on February 29, 2000. A rally during the final months of the reporting year pushed the yield down to 5.50% on August 31, 2000.
o Other than a bulge in new supply at the end of October 1999, there was very little new issuance during the reporting year.
o With the U.S. economy slowing at the same time municipal yields became most attractive relative to other fixed income securities, cross-over buyers such as institutions and insurance companies entered the markets and led the rally at the end of the reporting year.


             NOT FDIC INSURED   May lose value / No bank guarantee
   Chase Vista Select Funds are distributed by Vista Fund Distributors, Inc.

--------------------------------------------------------------------------------
CHASE VISTA SELECT TAX FREE FUNDS
--------------------------------------------------------------------------------


Chairman's Letter
                                                                 October 2, 2000
Dear Shareholder:

We are pleased to present this annual report for Chase Vista Select Tax Free Funds for the year ended August 31, 2000. Inside, you will find information on the performance of each Fund along with a report from the portfolio management team.

After Extended Burst of Growth, U.S. Economy Appears to Slow
For the great majority of the reporting year, the United States economy continued to expand at a rapid pace, with GDP growth soaring well in excess of the 3.5% that many analysts consider to be the Federal Reserve Board's maximum non-inflationary trend rate. In response, the Fed continued its policy of short-term interest rate increases, creating a generally negative backdrop for the fixed-income markets. The exception was the long-term U.S. Treasury market, which benefited from the February announcement and subsequent implementation of a plan by the United States Treasury department to use proceeds of the budget surplus to "buy back" longer-term Treasuries.

In June, with shifting economic data showing a slowing economy, investors decided that the six Fed rate increases over the previous year had begun to take effect. As evidence of a slowdown continued to arrive, the bullish view has been that the Fed would achieve another "soft landing" in which growth moderated but did not disappear. However, with several potentially troubling issues on the horizon--including the price of crude oil rising to all-time highs--investors are eagerly awaiting the upcoming third quarter GDP figures to understand the full extent of the economy's slowdown.

Municipal Bonds Rally at End of Reporting Year
Beyond the general issues facing the fixed-income markets, municipal bond performance was driven by a variety of factors, especially supply and demand. Specifically, there was a supply bulge at the end of October, followed by a dearth of new supply at the end of 1999 and into 2000. Despite the lack of supply, municipals generally underperformed Treasuries due to the dislocation caused by the Treasury buyback program. However, as yields on municipals became ever-more attractive, non-traditional and crossover buyers joined retail investors in the market, with the resulting demand combining with the low new supply to lead to four months of strong performance relative to other fixed-income securities at the end of the reporting period.

In this environment, your portfolio managers did an excellent job, maintaining good relative performance while taking advantage of market tightness to upgrade quality and call protection, moves which were continuing to pay off as the reporting period ended.

All of us at Chase thank you for your continued investment and look forward to helping you reach your financial goals for many years to come.

Sincerely yours,

/s/ Fergus Reid
---------------
Fergus Reid
Chairman

--------------------------------------------------------------------------------
CHASE VISTA SELECT TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


How the Fund Performed

Chase Vista Select Tax Free Income Fund, which seeks to provide tax-exempt income through a portfolio of higher-quality municipal bonds of varying maturities, had a total return of 6.11% for the year ended August 31, 2000. This compares to the 6.77% return from the Lehman Municipal Bond Index.


How the Fund Was Managed

As the reporting year began, the management team allowed the Fund's duration (a measure of interest-rate sensitivity) to shorten relative to its peer group, and this proved beneficial in the rising interest-rate environment of late 1999. As supply began to shrink dramatically in early 2000, the Fund performed well as the management team had built a portfolio overweight in better-structured, non-callable bonds which were attractive to corporate purchasers looking for longer-dated maturities in the wake of the U.S. Treasury's buyback program.

With the ongoing dearth of new supply causing the yield differential between higher and lower quality municipal securities to compress--meaning that investors were being paid very little in terms of extra yield for taking on higher credit risk--the management team maintained its policy of focusing on high quality securities and improving security structure. Despite the low supply, some of the Fund's municipals underperformed due to the dislocation caused by the Treasury buyback program.

As the reporting year progressed, the Fund's focus on high-quality, well-structured and non-callable bonds began to pay off. For instance, the Fund was able to take profits on its Puerto Rico holdings as these bonds, which enjoy special tax-free status in all 50 states, began to trade in line with California bonds given the extreme lack of California supply. At the end of the year, the Fund's strategy involved buying what little new issuance there was and selling to the retail market in specialty states which had the narrowest supply. The Fund also benefited in the final months of the reporting year by having a longer-than-benchmark duration as rates headed down.


Where the Fund May Be Headed

In the management team's view, the slowdown in the U.S. economy is real and this, combined with a technical downturn in Treasuries as the buyback program takes a breather until February, may create an opportunity in lower-quality, lower coupon bonds. The management team is therefore extending duration (and interest-rate sensitivity) a bit as new supply comes on the market and waiting for the moment when spreads decompress sufficiently to make it worthwhile on a yield basis to reverse the strategy that was so successful in the past reporting year.

CHASE VISTA SELECT TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)

Average Annual Total Returns

         1 Year       5 Years       10 Years
         6.11%        5.54%         6.90%

10-Year Performance

[Begin plot points]

          Chase Vista Select         Lehman Muni       Lipper General Muni
         Tax Free Income Fund        Bond Index          Debt Funds Avg.
"8/90"           10000                 10000                10000
"8/91"           11136.1               11179.7              11173.8
"8/92"           12374.8               12429.9              12477.5
"8/93"           13784.7               13902.9              13989.5
"8/94"           13847                 13923.2              13824.5
"8/95"           14873.2               15158.1              14836.3
"8/96"           15643.8               15950.5              15532.5
"8/97"           16952.1               17428.3              16906.2
"8/98"           18475.6               18936.1              18291.3
"8/99"           18358.4               19030.4              17989.6
"8/00"           19480                 20316                18892


[End plot points]


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns include performance of a predecessor account for the period dating back to 8/31/90, prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

The graph illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and index does not include sales charges, but includes reinvestment of all distributions. The Lehman Municipal Bond Index is a broad-based index that replicates the long-term, investment grade tax-exempt bond market. The Lipper Average consists of funds that invest in municipal bonds. Investors cannot invest directly in an index. Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


How the Fund Performed

Chase Vista Select Intermediate Tax Free Income Fund, which seeks to provide monthly dividends that are excluded from federal income tax through a portfolio of higher-quality, intermediate-term municipal bonds, had a total return of 5.54% for the year ended August 31, 2000. This compares to returns of 6.36% from the Lehman Municipal Intermediate Mutual Fund Index and 5.99% from the Lehman Municipal Bond 3-10 Year Blend Index.


How the Fund Was Managed

The management team took advantage of rising rates in December to lock in higher yields and effectively extend duration closer to its benchmark. This was achieved by selling securities with one- to two-year maturities and purchasing those in the six- to seven-year range. As supply began to shrink dramatically in early 2000, the Fund was underweight in bonds in the 10- to 15-year part of the curve that proved to be attractive to insurance company buyers. However, as the low supply caused the yield differential between higher- and lower-quality municipals to compress, the management team maintained its discipline, selling high yield (and hence lower quality) issues into the strong market and focusing on the value in securities with maturities in 2004-2006.

Moving into the second half of the reporting year, the Fund benefited from an overweight position in New York given the low New York supply as well as an absence of BBB bonds as significant yield compression took place in bonds rated A-AAA. Taking advantage of the compression, the management team traded into General Obligation bonds with premium structures.

At the end of the year, the Fund's strategy involved buying what little new issuance there was and selling to the retail market in specialty states which had the narrowest supply. The Fund also benefited in the final months of the reporting year by having a longer-than-benchmark duration as rates headed down.


Where the Fund May Be Headed

In the management team's view, the slowdown in the U.S. economy is real and this, combined with a technical downturn in Treasuries as the buyback program takes a breather until February, may create an opportunity in lower quality, lower coupon bonds. The management team is therefore extending duration (and interest-rate sensitivity) a bit as new supply comes on the market and waiting for the moment when spreads decompress sufficiently to make it worthwhile on a yield basis to reverse the strategy that was so successful in the past reporting year.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)

Average Annual Total Returns

         1 Year       5 Years       10 Years
         5.54%        5.35%         6.99%


10-Year Performance

[Begin plot points]

         Chase Vista Select   Lehman 10 Year     Lehman Muni Bond  Lipper Intermediate
           Intermediate         Muni Bond         3-10 Year Bond        Muni Debt
        Tax Free Income Fund      Index               Index             Funds Avg.
"8/90"        10000               10000               10000              10000
"8/91"        11210.1             11194.2             11045.7            10998.4
"8/92"        12473.5             12418.2             12139.2            12072.5
"8/93"        14163.8             14188.2             13321.3            13497
"8/94"        14018.6             14118.6             13509.5            13476.4
"8/95"        15136.2             15473.5             14661.8            14419.4
"8/96"        15782.7             16159.3             15256.7            14983.8
"8/97"        17030.9             17652.7             16417.1            16029.1
"8/98"        18407               19166.9             17609.7            17150
"8/99"        18618.6             19239.8             17994.2            17193
"8/00"        19650               20634               19004              18055


[End plot points]


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns include performance of a predecessor account for the period dating back to 8/31/90, prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

The graph illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. Comparison of Fund performance to the Lehman Municipal Intermediate Mutual Funds Index is not presented as the Index lacks 10 years of history. The Lehman Municipal Bond 3-10 year Blend Index replicates the 3, 5, 7 and 10 year term investment grade tax-exempt bond market. The Lehman 10-Year Municipal Bond Index replicates the intermediate-term, investment grade tax-exempt bond market. The Lipper Average consists of funds that invest in intermediate tax-exempt municipal bonds. Investors cannot invest directly in an index. Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

--------------------------------------------------------------------------------
CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


How the Fund Performed

Chase Vista Select New York Intermediate Tax Free Income Fund, which seeks to provide triple tax-exempt income through a portfolio of higher-quality, longer-term municipal bonds, had a total return of 6.13% for the year ended August 31, 2000. This is roughly in line with the 6.50% return from the Lehman Intermediate New York Municipal Bond Index and the 6.77% return from the Lehman Municipal Bond Index.


How the Fund Was Managed

The management team allowed the Fund's duration--and therefore its interest-rate sensitivity--to shorten relative to its peer group in the final months of 1999 by actively trading in the secondary market, and this proved to have a positive impact on performance in a rising-rate environment. Further, the Fund added to its high yield positions as quality spreads widened in late 1999 and also raised cash to be in a position to take advantage of values in early 2000.

As 2000 began, the Fund had already begun lengthening duration as the management team took advantage of market illiquidity in advance of Y2K to purchase securities in the 10- to 15-year maturity range. The Fund benefited when bonds in this portion of the yield curve subsequently became the focus of attention for non-traditional insurance buyers.

As the supply drought began to take hold, the management team began to sell small pieces into the retail market, taking advantage of the strong retail bid. The high yield positions which had been purchased earlier in the reporting year, and which had benefited from yield compression, were the targets of the sales. The Fund subsequently took profits on its Puerto Rico holdings as these bonds, which enjoy special tax-free status in all 50 states, began to trade in line with California bonds given the extreme lack of California supply. With yields on bonds rated A and higher compressing dramatically, the management team took the opportunity to upgrade to AAA where possible without giving up much yield.

At the end of the reporting year, the Fund's strategy involved buying what little new issuance there was and selling into the retail market where demand was highest. In one specific transaction in June, the Fund purchased a significant amount of insured school bonds at attractive levels, selling off generic lower quality bonds in the process. The Fund also benefited in the final months of the reporting year by having a longer-than-benchmark duration as rates headed down.


Where the Fund May Be Headed

In the management team's view, the slowdown in the U.S. economy is real and this, combined with a technical downturn in Treasuries as the buyback program takes a breather until February, may create an opportunity in lower quality, lower coupon bonds. The management team is therefore extending duration (and interest-rate sensitivity) a bit as new supply comes on the market and waiting for the moment when quality spreads decompress sufficiently to make it worthwhile on a yield basis to reverse the strategy that was so successful in the past reporting year.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)

Average Annual Total Returns

         1 Year       5 Years       10 Years
         6.13%        5.42%         6.77%


10-Year Performance

[Begin plot points]

          Chase Vista Select                         Lipper New York
         New York Intermediate      Lehman Muni     Intermediate Muni
         Tax Free Income Fund       Bond Index        Debt Funds Avg.
"8/90"          10000                10000              10000
"8/91"          11214.7              11179.7            10973.7
"8/92"          12532.6              12429.9            12023.9
"8/93"          13948                13902.9            13224.5
"8/94"          13865.6              13923.2            13337.9
"8/95"          14801.9              15158.1            14257.9
"8/96"          15526.4              15950.5            14767.2
"8/97"          16695                17428.3            15840.4
"8/98"          18092.3              18936.1            16933.8
"8/99"          18161.6              19030.4            16999.8
"8/00"          19259                20316              17965


[End plot points]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns include performance of a predecessor account for the period dating back to 8/31/90, prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

The graph illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and index does not include sales charges, but includes reinvestment of all distributions. Comparison of Fund performance to the Lehman Intermediate New York Municipal Bond Index is not presented as the Index lacks ten years of history. The Lehman Municipal Bond Index is a broad-based index that replicates the long-term, investment grade tax-exempt bond market. The Lipper Average consists of funds that invest in New York intermediate tax-exempt municipal bonds. Investors cannot invest directly in an index. Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

--------------------------------------------------------------------------------
CHASE VISTA SELECT NEW JERSEY TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


How the Fund Performed

Chase Vista Select New Jersey Tax Free Income Fund, which seeks to provide monthly dividends excluded from gross income for federal tax purposes and exempt from New Jersey personal income tax, had a total return of 6.08% for the year ended August 31, 2000. This compares to the 5.98% return from the Lehman Quality Intermediate Index and 6.77% return from the Lehman Municipal Bond Index.


How the Fund Was Managed

As the reporting year began, the management team allowed the Fund's duration (a measure of interest-rate sensitivity) to shorten relative to its peer group, and this proved beneficial in the rising interest rate environment of late 1999. Further, the Fund added to its high yield positions as quality spreads widened in late 1999 and also raised cash to be in a position to take advantage of values in early 2000. With cash on hand, the management team was able to make purchases when the market was illiquid in late 1999, and this subsequently proved beneficial when the market rallied in early 2000.

As the supply drought began to take hold of the market, the management team began to sell small pieces into the retail market, specifically targeting high yield issues which had benefited from the sharp compression in credit-quality spreads. In the spring, the team lengthened the Fund's duration relative to its peer group, a positive performance factor, and also took profits on its Puerto Rico holdings as these bonds, which enjoy special tax-free status in all 50 states, began to trade in line with California bonds given the extreme lack of California supply. Also, in an effort to increase yield, par bonds were sold into the retail market in favor of premium structured new issues.

As the year came to an end, there was hardly any new New Jersey supply, so the Fund focused on upgrading quality and increasing coupon, swapping out of the retail range (inside of 10 years) and buying securities in the 12- to 15-year range.


Where the Fund May Be Headed

In the management team's view, the slowdown in the U.S. economy is real and this, combined with a technical downturn in Treasuries as the buyback program takes a breather until February, may create an opportunity in lower quality, lower coupon bonds. The management team is therefore extending duration (and interest-rate sensitivity) a bit as new supply comes on the market and waiting for the moment when quality spreads decompress sufficiently to make it worthwhile on a yield basis to reverse the strategy that was so successful in the past reporting year.

CHASE VISTA SELECT NEW JERSEY TAX FREE INCOME FUND
As of August 31, 2000 (Unaudited)

Average Annual Total Returns

         1 Year       5 Years       10 Years
         6.08%        4.84%         6.04%


10-Year Performance

[Begin plot points]

        Chase Vista Select       Lehman              Lehman        Lipper New Jersey
            New Jersy           Muni Bond        7 Year Muni Bond     Muni Debt
       Tax Free Income Fund       Index               Index           Funds Avg.
"8/90"       10000                10000              10000              10000
"8/91"       10945                11179.7            11087.9            11270.5
"8/92"       11990.9              12429.9            12423.3            12500.9
"8/93"       13026.1              13902.9            13543.2            14075.2
"8/94"       13215.9              13923.2            13734.4            13874.7
"8/95"       14200.3              15158.1            14942.5            14850.4
"8/96"       14764.1              15950.5            15524.6            15537.1
"8/97"       15663.8              17428.3            16733.8            16809.9
"8/98"       16888.6              18936.1            18010.8            18155.1
"8/99"       16951.7              19030.4            18280.2            17942.1
"8/00"       17981                20316              19412              18801


[End plot points]


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns include performance of a predecessor account for the period dating back to 8/31/90, prior to the Fund's commencement of operations on 1/1/97. Returns are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If it had been registered, the performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

The graph illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and indices does not include sales charges, but includes reinvestment of all distributions. Comparison of Fund performance to the Lehman Quality Intermediate Index is not presented as the Index lacks ten years of history. The Lehman Municipal Bond Index is a broad-based index that replicates the long-term, investment grade tax-exempt bond market. The Lehman 7-Year Municipal Bond Index replicates the intermediate-term, investment grade tax-exempt bond market. The Lipper Average consists of funds that invest in New Jersey tax-exempt municipal bonds. Investors cannot invest directly in an index. Capital gains are subject to federal income tax, a portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

--------------------------------------------------------------------------------
CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                          Value
-------------------------------------------------------------------------------------
Long-Term Municipal Securities -- 98.3%
-------------------------------------------------------------------------------------
                Alabama -- 0.5%
     $ 4,000    Jefferson County, Alabama, Sewer, Ser. D, Warrants,
                 Rev., 5.75%, 02/01/22                                        $ 4,043

                Arizona -- 0.9%
       5,300    Pima County, Arizona, Unified School District
                 No. 1, Tucson, GO, 7.50%, 07/01/10                             6,455

                Arkansas -- 1.4%
      10,000    Arkansas State, Federal Highway Grant Anticipation,
                 Ser. A, GO, 5.25%, 08/01/05                                   10,376
                California -- 8.2%
       5,000    California State, GO, 5.75%, 05/01/30                           5,152
       2,000    California State, GO, 6.50%, 11/01/09                           2,334
       1,000    California State, Ser. B, GO, 10.00%, 08/01/02                  1,108
       1,000    California State, Veterans Bonds, Ser. AM, GO, 9.00%,
                 10/01/05                                                       1,214
      21,000    California Statewide Communities Development
                 Authority, Sherman Oaks Project, Ser. A, Rev., 5.00%,
                 08/01/22                                                      19,978
       7,000    Corona, California, Public Financing Authority, Water
                Utility Improvements, Rev., 4.75%, 09/01/28                     6,273
       4,000    Los Angeles, California, Harbor Department, Rev., -,
                 7.60%, 10/01/18                                                5,021
       1,235    Metropolitan Water District of Southern California,
                 Ser. A, GO, 5.25%, 03/01/14                                    1,283
       5,000    Metropolitan Water District of Southern California,
                 Ser. A, Rev., 5.00%, 07/01/26                                  4,723
       3,000    Modesto, California, Irrigation District Financing
                 Authority, Ser. A, Rev., 6.00%, 10/01/15                       3,238
       9,930    Pomona, California, Unified School District, Ser. A, GO,
                 6.15%, 08/01/15                                               11,178
                                                                             --------
                                                                               61,502
                Colorado -- 4.8%
       1,190    Adams County, Colorado, School District No. 12, GO,
                 6.20%, 12/15/10                                                1,245
       1,145    Colorado Water Resources & Power Development
                 Authority, Drinking Water, Ser. A, Rev., 5.25%, 09/01/11       1,188
       1,560    Colorado Water Resources & Power Development
                 Authority, Drinking Water, Ser. A, Rev., 5.25%, 09/01/13       1,590
      14,580    Denver, Colorado, City & County Airport, Ser. A, Rev.,
                 6.00%, 11/15/16                                               15,245
       1,000    Douglas County, Colorado, Sales & Use Tax, Open Space,
                 Rev., 5.35%, 10/15/14                                          1,014
       6,000    Garfield, Pitkin & Eagle Counties, Colorado, School
                 District No. Re 1 Roarge, GO, -, 6.60%, 06/15/04               6,502
       3,050    Platte River Power Authority, Colorado, Ser. DD, Rev.,
                 6.00%, 06/01/05                                                3,238
       4,400    Platte River Power Authority, Colorado, Ser. DD, Rev.,
                 6.00%, 06/01/06                                                4,715
       1,620    Platte River Power Authority, Colorado, Ser. DD, Rev.,
                 6.00%, 06/01/07                                                1,748
                                                                             --------
                                                                               36,485



                      See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                           Value
--------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
--------------------------------------------------------------------------------------
                Connecticut -- 0.6%
     $ 4,455    Connecticut State, Housing Finance Authority, Housing
                 Mortgage Finance Program, Ser. C1, Rev., 6.60%,
                 11/15/23                                                     $  4,616

                Delaware -- 0.8%
       5,000    Delaware State, Economic Development Authority,
                 Osteopathic Hospital Association of Delaware, Ser. A,
                 Rev., -, 6.90%, 01/01/18                                        5,774
           5    Sussex County, Delaware, Single Family Mortgage,
                 Residential, Rev., 9.38%, 02/01/17                                  5
                                                                              --------
                                                                                 5,779
                Florida -- 5.5%
       3,985    Broward County, Florida, Resource Recovery, SES
                 Broward Co. LP South Project, Rev., 7.95%, 12/01/08             4,113
       2,200    Dade County, Florida, Special Obligation, Miami Beach
                 Convention Center Project, Special Tax, -, 8.63%,
                 12/01/07                                                        2,626
       5,000    Daytona Beach, Florida, Water & Sewer, Ser. 1978, Rev.,
                 -, 6.75%, 11/15/07                                              5,285
       5,000    Florida State, Board of Education, Lottery, Ser. C, Rev.,
                 4.50%, 07/01/18                                                 4,379
       3,000    Florida State, Division of Bond Finance Dept., General
                 Services, Department of Environmental Protection,
                 Preservation 2000, Ser. A, Rev., 5.38%, 07/01/11                3,134
       3,670    Greater Orlando Aviation Authority, Orlando, Florida,
                 Airport Facilities, Ser. A, Rev., 6.50%, 10/01/12               3,865
       3,205    Hillsborough County, Florida, Aviation Authority, Tampa
                 International Airport, Ser. B, Rev., 6.00%, 10/01/18            3,464
       3,800    Lakeland, Florida, Electric & Water, First Lien, Ser. B,
                 Rev., 6.05%, 10/01/14                                           4,167
       1,295    Orange County, Florida, Health Facilities Authority,
                 Ser. A, Rev., 6.25%, 10/01/12                                   1,447
       3,130    Orange County, Florida, Health Facilities Authority,
                 Ser. A, Rev., -, 6.25%, 10/01/12                                3,506
         680    Orange County, Florida, Health Facilities Authority,
                 Ser. C, Rev., 6.25%, 10/01/12                                     760
       1,630    Orange County, Florida, Health Facilities Authority,
                 Ser. C, Rev., -, 6.25%, 10/01/12                                1,826
       3,000    Orange County, Florida, Tourist Development, Ser. A,
                 Rev., 6.50%, 10/01/10                                           3,171
                                                                              --------
                                                                                41,743
                Georgia -- 6.9%
       5,000    Burke County, Georgia, Development Authority PCR,
                Oglethorpe Power Co., Rev., -, 8.00%, 01/01/03                   5,534
      10,000    Dalton, Georgia, Development Authority, Rev., 5.50%,
                 08/15/26                                                       10,013
       7,645    De Kalb County, Georgia, Housing Authority, Apartment
                 Development, Fox Hollow Apartments, Rev., -, 7.00%,
                 05/15/07                                                        8,641
       7,000    Georgia Municipal Electric Authority, Power, Ser. Z, Rev.,
                 5.50%, 01/01/20                                                 7,128
          15    Georgia State, Residential Finance Authority, Single
                 Family Mortgage, Ser. A, Rev., 8.40%, 12/01/18                     15


                       See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                              Value
----------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
----------------------------------------------------------------------------------------
               Georgia -- Continued
   $ 5,000     Metropolitan Atlanta Rapid Transit Authority, Georgia,
                Sales Tax, Second Indenture, Ser. A, Rev., -, 6.90%,
                07/01/04                                                        $  5,518
    10,485     Metropolitan Atlanta Rapid Transit Authority, Georgia,
                Sales Tax, Ser. P, Rev., 6.25%, 07/01/20                          11,602
     3,110     Savannah, Georgia, Economic Development Authority,
                College of Art & Design Inc. Project, Rev., 6.60%,
                10/01/15                                                           3,207
                                                                                --------
                                                                                  51,658
               Hawaii -- 0.8%
     5,000     Honolulu, Hawaii, City & County, Ser. A, GO, 7.35%,
                07/01/08                                                           5,831

               Illinois -- 1.4%
     3,990     Cook County, Illinois, Community High School District
                No. 219, Niles Township, GO, 8.00%, 12/01/15                       5,136
       862     Illinois Health Facilities Authority, Ser. A, Rev., -, 7.90%,
                08/15/03                                                             921
     1,363     Illinois Health Facilities Authority, Ser. A, Rev., 7.90%,
                08/15/03                                                           1,367
     3,250     Illinois Housing Development Authority, Multi-Family
                Housing, Ser. 1991-A, Rev., 8.25%, 07/01/16                        3,390
                                                                                --------
                                                                                  10,814
               Indiana -- 1.2%
     9,615     Indianapolis, Indiana, Airport Authority, Special
                Facilities, United Airlines Project, Ser. A, Rev., 6.50%,
                11/15/31                                                           9,206

               Kentucky -- 1.2%
     8,000     Louisville & Jefferson County, Kentucky, Metropolitan
                Sewer District, Sewer & Drain System, Ser. A, Rev., -,
                6.50%, 11/15/04                                                    8,768

               Louisiana -- 1.3%
     2,000     Orleans Parish, Louisiana, School Board, Defeased, Rev.,
                -, 8.85%, 02/01/06                                                 2,410
     2,000     Orleans Parish, Louisiana, School Board, Defeased, Rev.,
                -, 8.90%, 02/01/07                                                 2,473
     4,000     Orleans Parish, Louisiana, School Board, GO, -, 7.50%,
                09/01/05                                                           4,534
                                                                                --------
                                                                                   9,417
               Massachusetts -- 3.7%
     3,500     Chelsea, Massachusetts, School Project Loan Act of 1948,
                GO, -, 6.50%, 06/15/04                                             3,817
     2,750     Haverhill, Massachusetts, Unlimited Tax, Ser. A, GO, -,
                7.00%, 06/15/02                                                    2,927
    10,000     Massachusetts State, Consolidated Loan, Ser. C, GO,
                5.25%, 08/01/17                                                    9,977
     9,000     Massachusetts State, Port Authority, Ser. B, Rev., 5.50%,
                07/01/13                                                           9,136
     2,015     South Essex, Massachusetts, Sewer District, Ser. B, GO, -,
                6.75%, 06/01/04                                                    2,213
                                                                                --------
                                                                                  28,070


                       See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                         Value
-----------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
-----------------------------------------------------------------------------------
               Montana --0.9%
   $ 2,320     Montana State, Long-Range Building Program, Ser. B,
                GO, 4.50%, 08/01/15                                         $ 2,121
     2,435     Montana State, Long-Range Building Program, Ser. B,
                GO, 4.50%, 08/01/16                                           2,200
     2,555     Montana State, Long-Range Building Program, Ser. B,
                GO, 4.50%, 08/01/17                                           2,286
                                                                             ------
                                                                              6,607
               New Jersey --3.5%
     4,200     Freehold, New Jersey, Regional High School, GO, 5.60%,
                03/01/16                                                      4,345
     5,215     New Jersey Economic Development Authority,
               Educational Testing Service, Ser. B, Rev., -, 6.25%,
                05/15/05                                                      5,692
     1,500     New Jersey Sports & Exposition Authority, Rev., -,
                8.30%, 01/01/03                                               1,629
       565     New Jersey Sports & Exposition Authority, Ser. A, Rev., -,
                6.50%, 03/01/02                                                 593
     2,905     New Jersey Sports & Exposition Authority, Ser. A, Rev.,
                6.50%, 03/01/19                                               3,034
     5,000     New Jersey State, Highway Authority, Garden State
                Parkway, Rev., 6.20%, 01/01/10                                5,557
     5,000     New Jersey State, Transportation Trust Fund Authority,
                Transportation Systems, Ser. B, Rev., 6.50%, 06/15/10         5,703
                                                                             ------
                                                                             26,553
               New York -- 28.3%
     5,000     Long Island Power Authority, New York, Electric
                Systems, Ser. A, Rev., 5.50%, 12/01/29                        4,872
     6,000     Municipal Assistance Corp. for New York City, Ser. G,
                Rev., 6.00%, 07/01/05                                         6,397
     3,000     Nassau County, New York, IDA, Civic Facility, Hofstra
                University Project, Rev., -, 6.75%, 08/01/01                  3,125
     3,500     New York City, New York, IDA, IDR, Brooklyn Navy Yard
                Cogen Partners Project, Rev., 6.20%, 10/01/22                 3,507
     5,000     New York City, New York, IDA, Special Facilities, British
                Airways PLC Project, Rev., 5.25%, 12/01/32                    4,300
     8,250     New York City, New York, Municipal Water Finance
                Authority, Water & Sewer Systems, Ser. A, Rev., 5.50%,
                06/15/23                                                      8,165
     5,000     New York City, New York, Municipal Water Finance
                Authority, Water & Sewer Systems, Ser. B, Rev., 6.00%,
                06/15/33                                                      5,193
     2,000     New York City, New York, Ser. A, GO, 5.38%, 08/01/15           2,001
    12,000     New York City, New York, Ser. A, GO, 6.25%, 08/01/08          13,055
     4,000     New York City, New York, Ser. B, GO, 6.50%, 08/15/10           4,550
    10,000     New York City, New York, Ser. F, GO, 5.38%, 08/01/09          10,487
     8,000     New York City, New York, Transitional Finance Authority,
                Future Tax Secured, Ser. C, Rev., 5.50%, 11/01/24             7,904
     9,000     New York City, New York, Transitional Finance Authority,
                Future Tax Secured, Ser. C, Rev., 5.50%, 11/01/29             8,833
     2,160     New York State, Dorm Authority, City University System,
                3rd General Reserve, Ser. 2, Rev., 5.00%, 07/01/18            2,059
     5,000     New York State, Dorm Authority, City University System,
                Ser. A, Rev., 5.75%, 07/01/13                                 5,362


                       See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

 Principal
 Amount        Issuer                                                            Value
--------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
--------------------------------------------------------------------------------------
               New York -- Continued
   $ 2,000     New York State, Dorm Authority, Pratt Institute, Rev.,
                6.00%, 07/01/28                                                $ 2,054
     4,500     New York State, Dorm Authority, University of
                Rochester, Ser. A, Rev., 6.40%, 07/01/13                         4,809
     6,000     New York State, Energy Research & Development
                Authority, PCR, Niagara Mohawk Power Corp., Ser. A,
                Rev., 7.20%, 07/01/29                                            6,558
     2,000     New York State, Environmental Facilities Corp., PCR,
                Ser. B, Rev., 7.10%, 09/15/11                                    2,044
     2,650     New York State, Environmental Facilities Corp., PCR,
                Ser. D, Rev., 6.85%, 11/15/11                                    2,907
     4,100     New York State, GO, -, 6.30%, 09/15/02                            4,336
     3,000     New York State, GO, Ser. B, 6.25%, 08/15/05                       3,231
    16,000     New York State, GO, Ser. F, 5.25%, 09/15/10                      16,567
       475     New York State, Housing Finance Agency, Health
                Facilities, Monroe County, Ser. A, Rev., 7.63%, 05/01/05           487
     4,000     New York State, Housing Finance Agency, State
                University Construction, Ser. A, Rev., -, 7.90%, 11/01/06        4,465
     5,500     New York State, Local Government Assistance Corp.,
                Ser. C, Rev., -, 7.00%, 04/01/01                                 5,695
     2,780     New York State, Medical Care Facilities Finance Agency,
                Hospital and Nursing Home, Ser. C, Rev., -, 6.25%, 08/15/02      2,969
     2,000     New York State, Medical Care Facilities Finance Agency,
                Special Obligation, Mental Health Services
                Improvement Facilities, Ser. A, Rev., -, 8.30%, 05/01/04         2,243
    10,155     New York State, Mortgage Agency, Homeowner
                Mortgage, Ser. 85, Rev., 5.70%, 10/01/17                        10,265
     5,500     New York State, Thruway Authority, Ser. C, Rev., -,
                6.00%, 01/01/05                                                  5,934
     2,500     New York State, Urban Development Corp., Correctional
                Capital Facilities, Rev., 5.70%, 01/01/27                        2,520
     6,270     Port Authority of New York & New Jersey, Consolidated
                Bonds 78th Ser., Rev., 6.50%, 04/15/11                           6,509
    16,000     Port Authority of New York & New Jersey, Consolidated
                Bonds 93rd Ser., Rev., 6.13%, 06/01/94                          17,292
     4,000     Port Authority of New York & New Jersey, Consolidated
                Bonds 109th Ser., Rev., 5.38%, 01/15/32                          3,896
    10,000     Port Authority of New York & New Jersey, Consolidated
                Bonds 114th Ser., Rev., 4.75%, 08/01/33                          8,701
     9,000     Triborough Bridge & Tunnel Authority, New York,
                Convention Center Project, Ser. E, Rev., @, 7.25%,
                01/01/10                                                        10,183
                                                                               -------
                                                                               213,475
               North Dakota -- 0.8%
     5,000     Mercer County, North Dakota, PCR, Antelope Valley
                Station, Rev., 7.20%, 06/30/13                                   5,932

                Ohio -- 2.5%
     7,000     Cleveland, Ohio, Public Power System, First Mortgage,
                Ser. A, Rev., -, 7.00%, 11/15/04                                 7,805
     2,000     Dublin, Ohio, Refunding & Public Improvement, Ser. A,
                GO, 5.25%, 12/01/14                                              2,022
     4,000     Ohio State, Higher Education Facilities, Ser. A, GO,
                5.25%, 02/01/12                                                  4,098


                       See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                             Value
---------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
---------------------------------------------------------------------------------------
               Ohio -- Continued
   $ 4,850     Ohio State, Public Facilities Commission, Higher
                Education Capital Facilities, Ser. II-C, Rev., 4.38%,
                06/01/11                                                       $  4,563
                                                                               --------
                                                                                 18,488
               Oklahoma -- 1.7%
     7,500     Oklahoma State, Turnpike Authority, Second Ser., Ser. A,
                Rev., 5.25%, 01/01/13                                             7,621
     5,000     Tulsa, Oklahoma, Metropolitan Utility Authority, Rev.,
                5.75%, 09/01/19                                                   5,078
                                                                               --------
                                                                                 12,699
               Oregon -- 3.9%
     5,780     Oregon State, Higher Education Building, Ser. A, GO, -,
                6.45%, 08/01/04                                                   6,253
     2,300     Portland, Oregon, Sewer Systems, Ser. A, Rev., 5.00%,
                06/01/14                                                          2,275
    11,565     Portland, Oregon, Sewer Systems, Ser. A, Rev., 5.00%,
                06/01/15                                                         11,363
     4,000     Salem, Oregon, Hospital Facilities Authority, Salem
                Hospital, Rev., 5.25%, 08/15/14                                   3,953
     5,000     Washington County, Oregon, Sewer Agency, Senior Lien,
                Ser. A, Rev., 5.75%, 10/01/10                                     5,405
                                                                               --------
                                                                                 29,249
               Pennsylvania -- 3.6%
     2,255     Allegheny County, Pennsylvania, Hospital Development
                Authority, South Hills Health, Ser. B, Rev., 6.75%,
                05/01/25                                                          2,326
     1,000     Allegheny County, Pennsylvania, IDA, Health Care
                Facilities, Presbyterian Senior Care, Rev., 5.75%, 01/01/23         816
     3,190     Carbon County, Pennsylvania, IDA, Panther Creek
                Partners Project, Rev., 6.65%, 05/01/10                           3,232
    20,500     Delaware Valley, Pennsylvania, Regional Finance
                Authority, Local Government, Ser. A, Rev., 5.50%,
                08/01/28                                                         20,423
                                                                               --------
                                                                                 26,797
               Puerto Rico -- 5.8%
     5,655     Puerto Rico Commonwealth, GO, 6.00%, 07/01/16                      6,222
     4,000     Puerto Rico Commonwealth, Highway & Transportation
                Authority, Ser. B, Rev., 6.00%, 07/01/39                          4,210
     1,500     Puerto Rico Commonwealth, Highway & Transportation
                Authority, Ser. T, Rev., -, 6.63%, 07/01/02                       1,589
     8,000     Puerto Rico Electric Power Authority, Ser. HH, Rev.,
                5.25%, 07/01/29                                                   7,791
     5,000     Puerto Rico Electric Power Authority, Ser. Y, Rev., 7.00%,
                07/01/07                                                          5,788
    14,500     Puerto Rico Municipal Finance Agency, Ser. A, GO,
                5.00%, 08/01/01                                                  14,602
     3,000     Puerto Rico Public Buildings Authority, Government
                Facilities, Ser. A, Rev., 6.25%, 07/01/11                         3,399
                                                                               --------
                                                                                 43,601
               South Carolina -- 1.4%
     6,000     Richland County, South Carolina, School District No. 1,
                GO, 4.63%, 03/01/22                                               5,227


                       See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                           Value
-------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
-------------------------------------------------------------------------------------
               South Carolina -- Continued
   $ 5,000     South Carolina State, Public Service Authority, Ser. A,
                Rev., 6.25%, 01/01/22                                        $  5,273
                                                                             --------
                                                                               10,500
               South Dakota -- 0.5%
     3,000     Heartland Consumers Power District, Rev., -, 7.00%,
                01/01/16                                                        3,445
       365     South Dakota State, Building Authority, Rev., -, 10.50%,
                09/01/00                                                          365
                                                                             --------
                                                                                3,810
               Tennessee -- 0.7%
     3,000     Knox County, Tennessee, Health, Educational & Housing
                Facilities Board, University Health Systems Inc., Rev.,
                5.63%, 04/01/29                                                 2,545
     3,000     Metropolitan Government of Nashville & Davidson
                Counties, Tennessee, Water & Sewer, Rev., 5.20%,
                01/01/13                                                        3,046
                                                                             --------
                                                                                5,591
               Texas -- 5.4%
     6,500     Austin, Texas, Utility System, Rev., 6.00%, 11/15/13             7,083
     2,000     Austin, Texas, Utility System, Ser. A, Rev., -, 8.00%,
                05/15/01                                                        2,051
     7,000     Dallas-Fort Worth, Texas, International Airport Facilities
               Improvement Corp., American Airlines Inc., Rev.,
                6.38%, 05/01/35                                                 6,843
     2,115     Dallas-Fort Worth, Texas, Regional Airport, Ser. A,
                7.38%, 11/01/08                                                 2,348
     2,945     Dallas-Fort Worth, Texas, Regional Airport, Ser. A,
                7.38%, 11/01/09                                                 3,270
     2,000     Dallas-Fort Worth, Texas, Regional Airport, Ser. A,
                7.38%, 11/01/11                                                 2,210
     2,500     Houston, Texas, Water Conveyance System, Ser. F, COP,
                7.20%, 12/15/05                                                 2,788
     2,000     Houston, Texas, Water Conveyance System, Ser. F, COP,
                7.20%, 12/15/06                                                 2,264
     1,000     Klein, Texas, Independent School District, Ser. A, GO,
                5.00%, 08/01/16                                                   968
     2,400     Klein, Texas, Independent School District, Ser. A, GO,
                5.00%, 08/01/17                                                 2,299
     8,500     Texas Water Development Board, State Revolving Fund,
                Senior Lien, Ser. B, Rev., 5.13%, 07/15/18                      8,186
                                                                             --------
                                                                               40,310
               Utah -- 0.1%
     1,000     Sevier County, Utah, Sevier School District, GO, -,
                9.20%, 05/01/03                                                 1,120
-------------------------------------------------------------------------------------
               Total Long-Term Municipal Securities                           739,495
               (Cost $721,973)
Short-Term Investments -- 0.6%
-------------------------------------------------------------------------------------
               Municipal Securities -- 0.6%
               ----------------------------
               California -- 0.2%
       200     California PCFA, Resource Recovery, OMS Equity
                Stanislaus Project, Rev., FRDO, 3.45%, 09/01/00                   200


                       See notes to financial statements.

CHASE VISTA SELECT TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount            Issuer                                                            Value
-----------------------------------------------------------------------------------------
Short-Term Investments -- Continued
-----------------------------------------------------------------------------------------
                  California -- Continued
       $  300     Chula Vista, California, IDR, San Diego Gas, Ser. A, Rev.,
                   FRDO, 3.35%, 09/01/00                                         $    300
          800     Irvine Ranch, California, Water District, Capital
                   Improvement Project, COP, FRDO, 3.35%, 09/01/00                    800
          100     Irvine Ranch, California, Water District, Consolidated
                   Bonds, Rev., FRDO, 3.60%, 09/01/00                                 100
          100     Irvine Ranch, California, Water District, District No. 105,
                   140, 240 & 250, GO, FRDO, 3.35%, 09/01/00                          100
          100     Irvine Ranch, California, Water District, District No. 182,
                   Ser. A, GO, FRDO, 3.35%, 09/01/00                                  100
                                                                                 --------
                                                                                    1,600
                  New York -- 0.4%
          700     New York City, New York, Ser. B, Sub. Ser. B-7, GO,
                   FRDO, 4.15%, 09/01/00                                              700
          600     Port Authority of New York & New Jersey, Special
                   Obligation, Versatile Structure Obligation, Ser. 2, Rev.,
                   FRDO, 4.05%, 09/01/00                                              600
        1,950     Port Authority of New York & New Jersey, Special
                   Obligation, Versatile Structure Obligation, Ser. 6, Rev.,
                   FRDO, 4.15%, 09/01/00                                            1,950
                                                                                 --------
                                                                                    3,250
-----------------------------------------------------------------------------------------
                  Total Municipal Securities                                        4,850
                  (Cost $4,850)
                  -----------------------------------------------------------------------
       Shares
                  Money Market Funds -- 0.0%
                  --------------------------
          168     Provident Municipal Cash Money Market Fund                          168
           54     Provident Municipal Money Market Fund                                54
                  -----------------------------------------------------------------------
                  Total Money Market Funds                                            222
                  (Cost $222)
-----------------------------------------------------------------------------------------
                  Total Short-Term Investments                                      5,072
                  (Cost $5,072)
-----------------------------------------------------------------------------------------
                  Total Investments -- 98.9%                                     $744,567
                  (Cost $727,045)
-----------------------------------------------------------------------------------------


                                                               Notional
  Number                                          Original     Value at    Unrealized
    of                              Expiration    Notional     08/31/00   Appreciation
  Contracts        Description         Date      Value (USD)     (USD)       (USD)
-----------------------------------------------------------------------------------------
  Long Futures Outstanding
--------------------------
                                     December,
     350       U.S. Treasury Bonds     2000      $34,877       $35,153    $276


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                          Value
-------------------------------------------------------------------------------------
Long-Term Municipal Securities -- 99.6%
-------------------------------------------------------------------------------------
                Alabama -- 1.3%
     $ 7,650    Alabama State, Ser. A, GO, 5.50%, 10/01/02                   $  7,815
       1,000    Shelby County, Alabama, Board of Education, Capital
                 Outlay School Warrants, 5.70%, 02/01/09                        1,054
                                                                             --------
                                                                                8,869
                Arizona -- 0.9%
       2,300    Maricopa County, Arizona, School District No. 4, Mesa,
                 Ser. E, GO, -, 5.40%, 07/01/02                                 2,386
       3,675    Maricopa County, Arizona, Unified High School District
                 No. 210, Phoenix, Project of 1995, Ser. B, GO, -,
                 5.50%, 07/01/06                                                3,892
                                                                             --------
                                                                                6,278
                California -- 0.8%
       5,000    Los Angeles County, California, Public Works Financing
                 Authority, Regional Park & Open Space District,
                 Ser. A, Rev., -, @, 6.00%, 10/01/04                            5,448

                Colorado -- 1.3%
       4,370    Colorado Department of Transportation, Rev., RAN,
                 6.00%, 06/15/08                                                4,746
       4,000    Eagle, Garfield & Routt Counties, Colorado, School
                 District No. Re 50J, GO, -, 6.13%, 12/01/04                    4,328
                                                                             --------
                                                                                9,074
                Connecticut -- 0.7%
       4,735    Connecticut State, Special Tax Obligation,
                 Transportation Infrastructure, Ser. A, Rev., 5.40%,
                 06/01/09                                                       4,929

                Delaware -- 0.5%
       3,000    Delaware Transportation Authority, Transportation
                 System, Rev., 6.00%, 07/01/05                                  3,188

                Florida -- 1.9%
       2,000    Dade County, Florida, Aviation, Ser. B, Rev., 6.40%,
                 10/01/06                                                       2,165
       1,725    Florida State, Board of Education, Capital Outlay, Public
                 Education, Ser. A, GO, +, 5.00%, 06/01/06                      1,768
       2,000    Florida State, Board of Education, Capital Outlay, Public
                 Education, Ser. A, GO, 5.00%, 06/01/07                         2,051
       2,675    Florida State, Broward County Expressway Authority,
                 Ser. A, GO, 6.50%, 07/01/03                                    2,679
       2,000    Florida State, Department of Corrections, Okeechobee
                 Correctional, COP, 6.00%, 03/01/08                             2,140
       2,350    Miami-Dade County, Florida, Aviation, Ser. A, Rev.,
                 5.25%, 10/01/07                                                2,417
                                                                             --------
                                                                               13,220
                Georgia -- 1.9%
       5,000    Georgia Municipal Electric Authority, Ser. DD, Rev., *,
                 7.00%, 01/01/08                                                5,683
       3,300    Henry County, Georgia, School District, GO, 5.75%,
                 08/01/06                                                       3,510
       3,700    Metropolitan Atlanta Rapid Transit Authority, Georgia,
                 Sales Tax, Second Indenture, Ser. A, Rev., -, 6.90%,
                 07/01/04                                                       4,083
                                                                             --------
                                                                               13,276


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                           Value
--------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
--------------------------------------------------------------------------------------
                Hawaii -- 1.0%
     $ 4,405    Hawaii State, Ser. CK, GO, -, 5.25%, 09/01/05                 $  4,557
       2,000    Honolulu, Hawaii, City & County, Ser. A, GO, 7.35%,
                 07/01/06                                                        2,272
                                                                              --------
                                                                                 6,829
                Illinois -- 9.1%
       1,500    Chicago, Illinois, Metropolitan Water Reclamation
                 District, Greater Chicago, Capital Improvement Bonds,
                 GO, -, 7.00%, 01/01/08                                          1,711
       5,000    Chicago, Illinois, Metropolitan Water Reclamation
                 District, Greater Chicago, GO, 5.50%, 12/01/08                  5,278
      10,025    Chicago, Illinois, Metropolitan Water Reclamation
                 District, Greater Chicago, GO, 5.50%, 12/01/09                 10,597
       7,200    Chicago, Illinois, Metropolitan Water Reclamation
                 District, Greater Chicago, GO, 5.95%, 12/01/07                  7,781
       3,000    Chicago, Illinois, O'Hare International Airport, General
                 Airport, Second Lien, Ser. A, Rev., 6.75%, 01/01/06             3,294
       6,055    Chicago, Illinois, O'Hare International Airport, Passenger
                 Facilities Charge, Ser. A, Rev., 5.38%, 01/01/07                6,283
       1,810    Illinois State, 1st Ser., GO, 5.25%, 08/01/05                    1,864
       2,565    Illinois State, 1st Ser., GO, 5.50%, 08/01/06                    2,683
       4,000    Illinois State, 1st Ser., GO, 5.50%, 08/01/07                    4,199
       5,485    Illinois State, GO, 5.25%, 04/01/04                              5,618
       2,000    Illinois State, GO, 5.25%, 06/01/10                              2,069
       1,320    Illinois State, GO, 5.50%, 08/01/06                              1,380
      10,000    Illinois State, GO, 5.50%, 04/01/10                             10,510
                                                                              --------
                                                                                63,267
                Indiana -- 3.2%
       2,600    Indiana Municipal Power Agency, Power Supply Systems,
                 Ser. B, Rev., 5.63%, 01/01/05                                   2,704
       5,500    Indiana Municipal Power Agency, Power Supply Systems,
                 Ser. B, Rev., 5.80%, 01/01/08                                   5,854
       2,485    Indiana State, Office Building Commission Facilities,
                 Ser. A, Rev., 5.00%, 07/01/04                                   2,524
       7,315    Indianapolis, Indiana, Gas Utility, Distribution Systems,
                 Ser. A, Rev., 5.75%, 08/15/08                                   7,805
       3,000    Indianapolis, Indiana, Local Public Improvements Bond
                 Bank, Ser. A, Rev., 6.50%, 01/01/08                             3,320
                                                                              --------
                                                                                22,207
                Kansas -- 0.3%
       2,175    Kansas State, Department of Transportation, Highway,
                 Rev., 5.00%, 09/01/03                                           2,212

                Kentucky -- 0.1%
         440    Owensboro, Kentucky, Electric Light & Power, Rev., -,
                 10.50%, 01/01/04                                                  470

                Louisiana -- 0.5%
       3,500    Lake Charles, Louisiana, Harbor & Terminal District,
                 Reynolds Metals Co. Project, Rev., 5.50%, 05/01/06              3,523

                Maryland -- 4.4%
       3,335    Maryland State, Stadium Authority, Rev., 5.75%, 12/15/08         3,529
       3,535    Maryland State, Stadium Authority, Rev., 5.80%, 12/15/09         3,741


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                           Value
--------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
--------------------------------------------------------------------------------------
                Maryland -- Continued
    $15,640     Maryland State, State & Local Facilities Loan, Third Ser.,
                 GO, 5.80%, 10/15/08                                           $16,560
      6,500     Maryland State, Transportation Authority,
                 Transportation Facilities Project, Rev., 5.80%, 07/01/06        6,915
                                                                               -------
                                                                                30,745
                Massachusetts -- 3.9%
      5,000     Chelsea, Massachusetts, School Project Loan Act of 1948,
                 GO, -, 5.90%, 06/15/04                                          5,349
      5,000     Massachusetts State, Consolidated Loan, Ser. A, GO,
                 5.75%, 02/01/08                                                 5,358
      3,000     Massachusetts State, Housing Finance Agency,
                 Residential Development, Ser. C, Rev., 6.45%, 05/15/04          3,128
     10,000     Massachusetts State, Turnpike Authority, Ser. A, Rev., -,
                 5.00%, 01/01/13                                                10,027
      1,980     Southeastern Massachusetts University Building
                 Authority Project, Ser. A, Rev., 5.90%, 05/01/09                2,109
      1,000     Southeastern Massachusetts University, Building
                 Authority Project, Ser. A, Rev., 5.90%, 05/01/10                1,062
                                                                               -------
                                                                                27,033
                Michigan -- 3.2%
      4,000     Michigan State, Trunk Line, Ser. A, Rev., 5.25%, 11/01/15        4,025
      3,565     Michigan State, Underground Storage Tank Financial
                 Assurance Authority, Ser. I, Rev., 5.75%, 05/01/10              3,746
     10,000     Wayne Charter County, Michigan, Airport, Ser. A, Rev.,
                 5.25%, 12/01/06                                                10,272
      3,780     Wayne Charter County, Michigan, Airport, Ser. A, Rev.,
                 5.50%, 12/01/07                                                 3,933
                                                                               -------
                                                                                21,976
                Minnesota -- 0.7%
      5,000     Minnesota State, GO, -, 6.00%, 08/01/02                          5,151
                 Mississippi -- 0.6%
      4,000     Mississippi State, Capital Improvements Issue, Ser. I, GO,
                 5.50%, 11/01/06                                                 4,195

                Nebraska -- 2.0%
      2,635     American Public Energy Agency, Nebraska, Gas Supply,
                 Public Gas Agency Project, Ser. A, Rev., 5.25%, 06/01/11        2,460
     11,000     Omaha Public Power District, Nebraska, Electric, Ser. C,
                 Rev., *, 5.40%, 02/01/08                                       11,490
                                                                               -------
                                                                                13,950
                Nevada -- 2.7%
      2,415     Henderson, Nevada, Water & Sewer, Ser. A, GO, 5.50%,
                 09/01/08                                                        2,538
      1,000     Nevada State, GO, 6.75%, 07/01/03                                1,012
      5,390     Nevada State, GO, Ser. A, 5.00%, 07/01/10                        5,447
      5,000     Nevada State, GO, Ser. A, 5.60%, 07/15/06                        5,211
      2,000     Nevada State, GO, Ser. C, 6.50%, 05/01/05                        2,159
      1,000     Nevada State, Municipal Bond Bank, GO, -, 7.20%,
                 11/01/04                                                        1,025
      1,000     Nevada State, Municipal Bond Bank, Project No. 20-23A,
                 GO, -, 7.20%, 07/01/02                                          1,007
                                                                               -------
                                                                                18,399


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                       Value
---------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
---------------------------------------------------------------------------------
               New Jersey -- 12.8%
   $ 3,245     Elizabeth, New Jersey, GO, 6.25%, 08/15/08                $  3,526
    10,000     New Jersey Building Authority, State Building, Rev.,
                5.75%, 06/15/09                                            10,762
       955     New Jersey Economic Development Authority, Market
                Transition Facility, Senior Lien, Ser. A, Rev., 5.80%,
                07/01/08                                                    1,010
     8,800     New Jersey Economic Development Authority, Market
                Transition Facility, Senior Lien, Ser. A, Rev., 5.80%,
                07/01/09                                                    9,289
     7,000     New Jersey State, Transportation Trust Fund Authority,
                Ser. B, Rev., 5.50%, 06/15/09                               7,338
     3,660     New Jersey State, Transportation Trust Fund Authority,
                Transportation Systems, Ser. A, Rev., 5.75%, 06/15/15       3,885
     4,190     New Jersey State, Turnpike Authority, Rev., -, 5.70%,
                05/01/13                                                    4,391
       575     New Jersey State, Turnpike Authority, Rev., -, 10.38%,
                01/01/03                                                      620
    10,215     New Jersey State, Turnpike Authority, Ser. A, Rev.,
                5.50%, 01/01/08                                            10,788
    10,000     New Jersey State, Turnpike Authority, Ser. A, Rev.,
                5.75%, 01/01/10                                            10,792
     4,175     New Jersey State, Turnpike Authority, Ser. G, Rev., -,
                5.75%, 01/01/09                                             4,367
     2,545     New Jersey Wastewater Treatment Trust, Ser. A, Rev.,
                7.00%, 05/15/06                                             2,859
     2,910     New Jersey Wastewater Treatment Trust, Ser. A, Rev.,
                7.00%, 05/15/08                                             3,357
     3,120     New Jersey Wastewater Treatment Trust, Ser. A, Rev.,
                7.00%, 05/15/09                                             3,642
     4,995     New Jersey Wastewater Treatment Trust, Ser. C, Rev.,
                6.25%, 05/15/05                                             5,366
     5,520     New Jersey Wastewater Treatment Trust, Ser. C, Rev.,
                6.88%, 06/15/07                                             6,241
                                                                         --------
                                                                           88,233
               New Mexico -- 0.3%
     2,075     Gallup, New Mexico, PCR, Plains Electric Generation,
                Rev., 6.40%, 08/15/05                                       2,176

               New York -- 11.9%
     4,000     Long Island Power Authority, New York, Electric
                Systems, Ser. A, Rev., 5.50%, 12/01/08                      4,222
       500     Long Island Power Authority, New York, Electric
                Systems, Ser. A, Rev., 5.50%, 12/01/13                        524
     2,500     Long Island Power Authority, New York, Electric
                Systems, Ser. A, Rev., 6.00%, 12/01/07                      2,710
     2,000     New York City, New York, IDA, Special Facilities,
                Terminal One Group Association Project, Rev., 5.50%,
                01/01/02                                                    2,022
       155     New York State, Dorm Authority, Pooled Capital
                Program, Rev., -, 7.80%, 12/01/05                             158
       770     New York State, Dorm Authority, St. John's University,
                Rev., 6.70%, 07/01/04                                         799
     5,500     New York State, Dorm Authority, State University
                Educational Facilities, Rev., 5.50%, 05/15/06               5,731


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

 Principal
 Amount        Issuer                                                        Value
----------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
----------------------------------------------------------------------------------
               New York -- Continued
   $ 2,800     New York State, Dorm Authority, State University
                Educational Facilities, Ser. A, Rev., 5.50%, 05/15/06      $ 2,918
     5,525     New York State, Dorm Authority, State University
                Educational Facilities, Ser. A, Rev., 5.50%, 05/15/13        5,794
     1,200     New York State, Environmental Facilities Corp., PCR,
                State Water Revolving Fund, Ser. D, Rev., 6.55%,
                03/15/08                                                     1,237
     4,915     New York State, Housing Finance Agency, Housing
                Project Mortgage, Ser. A, Rev., 5.40%, 11/01/05              5,025
       165     New York State, Medical Care Facilities Finance Agency,
                Rev., 7.38%, 08/15/03                                          167
     6,000     New York State, Ser. B, GO, 5.60%, 08/15/07                   6,308
     5,000     New York State, Ser. B, GO, 5.70%, 08/15/10                   5,238
     4,000     New York State, Thruway Authority, Highway & Bridge
                Trust Fund, Ser. A, Rev., -, 5.60%, 04/01/04                 4,231
     5,700     New York State, Thruway Authority, Highway & Bridge
                Trust Fund, Ser. B, Rev., -, 6.00%, 04/01/04                 6,104
     5,000     New York State, Thruway Authority, Service Contract,
                Local Highway & Bridge, Rev., 5.10%, 04/01/08                5,088
    10,000     New York State, Thruway Authority, Service Contract,
                Local Highway & Bridge, Rev., 5.20%, 04/01/09               10,222
     7,500     New York State, Thruway Authority, Service Contract,
                Local Highway & Bridge, Rev., 5.25%, 04/01/03                7,625
     3,910     Port Authority of New York & New Jersey, Consolidated
                Bonds 112th Ser., Rev., 5.00%, 12/01/05                      3,962
     1,500     Suffolk County, New York, IDA, IDR, Nissequogue Cogen
                Partners Facility, Rev., 4.88%, 01/01/08                     1,433
       990     Westchester County, New York, IDA, Resource Recovery,
                Resco Co. Project, Ser. A, Rev., 5.60%, 07/01/07             1,032
                                                                          --------
                                                                            82,550
               North Carolina -- 0.7%
     4,505     North Carolina State, Public Improvement, Ser. A, +,
                5.00%, 09/01/05                                              4,621

               Ohio -- 3.6%
     4,000     Montgomery County, Ohio, Solid Waste, Rev., 5.50%,
                11/01/10                                                     4,178
     1,420     Ohio State, Building Authority, State Facilities,
                Administration Building Fund, Ser. A, Rev., 6.00%,
                10/01/06                                                     1,528
     3,360     Ohio State, Building Authority, State Facilities, Adult
                Correctional, Ser. A, Rev., 5.75%, 10/01/08                  3,524
     5,000     Ohio State, Infrastructure Improvement, Ser. B, GO,
                5.25%, 02/01/14                                              5,092
     6,000     Ohio State, Turnpike Commission, Ser. A, Rev., 5.40%,
                02/15/09                                                     6,261
     4,275     Ohio State, Turnpike Commission, Ser. A, Rev., 6.00%,
                02/15/07                                                     4,603
                                                                          --------
                                                                            25,186
               Oregon -- 1.4%
     5,300     Oregon State, State Board of Higher Education, Ser. A,
                GO, -, 6.00%, 08/01/06                                       5,790


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                         Value
-----------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
-----------------------------------------------------------------------------------
               Oregon -- Continued
   $ 3,500     Washington County, Oregon, School District No. 3,
                Hillsboro, GO, -, 6.00%, 11/01/05                          $  3,751
                                                                           --------
                                                                              9,541
               Pennsylvania -- 0.4%
     3,000     Carbon County, Pennsylvania, IDA, Panther Creek
                Partners Project, Rev., 6.65%, 05/01/10                       3,040

               Puerto Rico -- 2.6%
    10,000     Puerto Rico Commonwealth, GO, *, 5.50%, 07/01/08              10,777
     5,500     Puerto Rico Commonwealth, GO, 5.50%, 07/01/09                  5,947
     1,140     Puerto Rico Industrial, Medical & Environmental PCFFA,
                Renasa Inc., Squibb Corp Project, Rev., 6.50%, 07/01/04       1,150
                                                                           --------
                                                                             17,874
               Tennessee -- 1.1%
     2,765     Metropolitan Government of Nashville & Davidson
                Counties, Tennessee, Water & Sewer, Ser. B, Rev.,
                5.00%, 01/01/06                                               2,821
     5,335     Tennergy Corp., Tennessee, Gas, Rev., 5.00%, 06/01/09          4,969
                                                                           --------
                                                                              7,790
               Texas -- 11.2%
     5,255     Austin, Texas, Utility Systems, Rev., 5.80%, 11/15/06          5,589
     6,200     Dallas, Texas, Civic Center, Improvement, Rev., 5.25%,
                08/15/07                                                      6,415
     6,220     Harris County, Texas, GO, 5.88%, 10/01/07                      6,687
     4,940     Houston, Texas, Ser. A, GO, 5.50%, 03/01/04                    5,100
     8,675     Houston, Texas, Ser. A, GO, 5.50%, 03/01/08                    9,121
     4,975     Houston, Texas, Water & Sewer Systems, Ser. B, Rev.,
                6.40%, 12/01/09                                               5,259
     5,300     North East Independent School District, Texas, GO,
                6.50%, 10/01/09                                               5,982
     5,000     Texas Municipal Power Agency, Rev., -, 6.10%, 09/01/09         5,524
     5,650     Texas State, Ser. A, GO, 6.00%, 10/01/05                       6,015
     7,500     Texas State, Ser. A, GO, *, 6.00%, 10/01/09                    8,185
     1,320     Texas Water Development Board, State Revolving Fund,
                Senior Lien, Rev., 6.20%, 07/15/05                            1,383
     4,700     Texas Water Development Board, State Revolving Fund,
                Senior Lien, Ser. A, Rev., 5.00%, 07/15/07                    4,798
     3,000     Texas Water Development Board, State Revolving Fund,
                Senior Lien, Ser. A, Rev., 5.25%, 07/15/09                    3,097
     1,000     Texas Water Development Board, State Revolving Fund,
                Senior Lien, Ser. A, Rev., 5.63%, 07/15/11                    1,052
     3,175     Texas Water Development Board, State Revolving Fund,
                Senior Lien, Ser. B, Rev., 5.25%, 07/15/08                    3,291
                                                                           --------
                                                                             77,498
               Utah -- 1.6%
     3,800     Intermountain Power Agency, Utah, Power Supply,
                Ser. B, Rev., 6.50%, 07/01/10                                 4,295
     2,850     Salt Lake City, Utah, GO, 5.50%, 06/15/11                      2,993
     3,915     Utah State, Building Ownership Authority, State
                Facilities Master Lease Program, Ser. C, Rev., 5.50%,
                05/15/08                                                      4,113
                                                                           --------
                                                                             11,401


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                              Value
----------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
----------------------------------------------------------------------------------------
               Vermont -- 1.8%
   $ 4,100     Burlington, Vermont, Electric, Ser. A, Rev., 6.38%, 07/01/09     $  4,580
     3,510     Vermont State, Ser. A, GO, -, 6.40%, 01/15/05                       3,831
     3,510     Vermont State, Ser. A, GO, -, 6.50%, 01/15/05                       3,845
                                                                                --------
                                                                                  12,256
               Virgin Islands -- 1.5%
     2,500     Virgin Islands Public Finance Authority, Gross Receipts,
                Taxes Lien Notes, Ser. A, Rev., 5.63%, 10/01/10                    2,556
     5,000     Virgin Islands Public Finance Authority, Senior Lien,
                Fund Lien Notes, Ser. C, Rev., 5.50%, 10/01/06                     5,101
     3,070     Virgin Islands Water & Power Authority, Electric Systems,
                Rev., 5.25%, 07/01/07                                              3,094
                                                                                --------
                                                                                  10,751
               Virginia -- 0.8%
     5,515     Chesapeake Bay Bridge & Tunnel Commission, Virginia,
                General Resolution, Rev., 5.75%, 07/01/08                          5,870

               Washington -- 1.8%
     4,340     Grant County, Washington, Public Utilities District No. 2,
                Electric, Ser. G, Rev., 5.25%, 01/01/08                            4,481
     5,000     Washington State, Ser. B, GO, 5.00%, 01/01/07                       5,100
     3,000     Washington State, Ser. S-4, GO, 5.00%, 01/01/07                     3,060
                                                                                --------
                                                                                  12,641
               Wisconsin -- 5.1%
     3,025     Milwaukee County, Wisconsin, Corporate Purpose,
                Ser. A, GO, 5.38%, 09/01/05                                        3,136
     2,350     Milwaukee County, Wisconsin, Corporate Purpose,
                Ser. A, GO, 5.63%, 09/01/10                                        2,487
     5,000     Wisconsin State, Clean Water, Ser. 2, Rev., 5.50%, 06/01/11         5,261
     3,585     Wisconsin State, Clean Water, Ser. 2, Rev., 6.13%, 06/01/06         3,858
     6,000     Wisconsin State, GO, 6.20%, 05/01/06                                6,480
     2,775     Wisconsin State, GO, Ser. 1, 5.00%, 11/01/07                        2,839
     6,275     Wisconsin State, GO, Ser. 1, 5.50%, 11/01/11                        6,617
     4,450     Wisconsin State, GO, Ser. 3, 5.20%, 11/01/09                        4,607
                                                                                --------
                                                                                  35,285
----------------------------------------------------------------------------------------
               Total Long-Term Municipal Securities                              690,952
               (Cost $674,980)
----------------------------------------------------------------------------------------
Short-Term Investments -- 0.5%
----------------------------------------------------------------------------------------
               Municipal Security -- 0.4%
               --------------------------
               New York -- 0.4%
     3,000     Port Authority of New York & New Jersey, Special
                Obligation, Versatile Structure Obligation, Ser. 2, Rev.,
                FRDO, 4.05%, 05/01/19                                              3,000
               (Cost $3,000)


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

 Shares      Issuer                                           Value
---------------------------------------------------------------------
  Short-Term Investments -- Continued
---------------------------------------------------------------------
              Money Market Funds -- 0.1%
              --------------------------
   189        Provident Municipal Cash Money Market Fund     $    189
   418        Provident Municipal Money Market Fund               418
              -------------------------------------------------------
              Total Money Market Funds                            607
              (Cost $607)
---------------------------------------------------------------------
              Total Short-Term Investments                      3,607
              (Cost $3,607)
---------------------------------------------------------------------
              Total Investments -- 100.1%                    $694,559
              (Cost $678,587)
---------------------------------------------------------------------


                                                               Notional
   Number                                          Original    Value at    Unrealized
    of                              Expiration     Notional    08/31/00   Appreciation
  Contracts   Description               Date       Value(USD)    (USD)       (USD)
--------------------------------------------------------------------------------------
 Long Futures Outstanding
-------------------------
                                     December,
    50     U.S. Treasury Bonds         2000      $4,982        $5,022         $40


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                        Value
-----------------------------------------------------------------------------------
Long-Term Municipal Securities -- 97.9%
-----------------------------------------------------------------------------------
                New York -- 86.8%
      $2,000    Albany County, New York, Airport Authority, Rev.,
                 5.30%, 12/15/15                                            $ 1,979
       1,120    Allegany County, New York, IDA, Civic Facility, Alfred
                 University, Rev., 5.25%, 08/01/11                            1,154
       1,290    Amherst, New York, IDA, Civic Facility, Faculty Student
                 Housing, Ser. B, Rev., 5.75%, 08/01/15                       1,361
         250    Arkport, New York, Central School District, GO, 5.20%,
                 06/15/09                                                       259
         350    Arkport, New York, Central School District, GO, 5.20%,
                 06/15/10                                                       361
         645    Barker, New York, Central School District, GO, 5.13%,
                 06/01/04                                                       660
       1,000    Barker, New York, Central School District, GO, 5.15%,
                 06/01/06                                                     1,031
       2,000    Battery Park City Authority, New York, Ser. A, Rev.,
                 5.50%, 11/01/26                                              1,970
       1,040    Beacon, New York, City School District, GO, 5.50%,
                 07/15/11                                                     1,100
         250    Brentwood, New York, Union Free School District, GO,
                 5.63%, 06/15/11                                                266
         100    Brentwood, New York, Union Free School District, GO,
                 5.63%, 06/15/12                                                106
         650    Brentwood, New York, Union Free School District, GO,
                 5.63%, 06/15/13                                                684
         590    Burnt Hills-Ballston Lake, New York, Central School
                 District, GO, 5.40%, 07/15/16                                  598
         305    Burnt Hills-Ballston Lake, New York, Central School
                 District, GO, 5.50%, 07/15/17                                  310
         375    Burnt Hills-Ballston Lake, New York, Central School
                 District, GO, 5.50%, 07/15/18                                  380
         250    Chenango Forks, New York, Central School District, GO,
                 5.63%, 06/15/11                                                266
         850    Chenango Forks, New York, Central School District, GO,
                 5.70%, 06/15/12                                                904
       1,655    Cleveland Hill, New York, Union Free School District,
                 Cheektowaga, GO, 5.50%, 10/15/13                             1,724
       1,730    Cleveland Hill, New York, Union Free School District,
                 Cheektowaga, GO, 5.50%, 10/15/14                             1,790
         175    Colonie, New York, Public Improvement, Ser. B, GO,
                 5.20%, 04/01/04                                                179
         375    Colonie, New York, Public Improvement, Ser. B, GO,
                 5.20%, 04/01/05                                                386
         225    East Meadow, New York, Fire District, GO, 5.30%,
                 04/01/04                                                       231
         250    East Meadow, New York, Fire District, GO, 5.30%,
                 04/01/05                                                       258
         250    East Meadow, New York, Fire District, GO, 5.30%,
                 04/01/06                                                       259
         885    Erie County, New York, Public Improvement, GO, 6.00%,
                 01/15/05                                                       920
         855    Erie County, New York, Ser. B, GO, 6.00%, 03/15/06              890
       1,845    Erie County, New York, Water Authority, Improvement
                 & Extension, Rev., 5.75%, 12/01/08                           1,926



                       See notes to financial statements.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                          Value
-------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
-------------------------------------------------------------------------------------
                New York -- Continued
     $ 1,070    Lindenhurst, New York, Union Free School District, GO,
                 5.25%, 07/15/12                                             $  1,099
       1,295    Lindenhurst, New York, Union Free School District, GO,
                 5.25%, 07/15/16                                                1,302
       1,460    Lindenhurst, New York, Union Free School District, GO,
                 5.25%, 07/15/17                                                1,460
       5,000    Long Island Power Authority, New York, Electric
                 Systems, Ser. A, Rev., 5.50%, 12/01/11                         5,283
         405    Longwood Central School District at Middle Island, New
                 York, GO, 4.80%, 06/15/11                                        404
       1,315    Longwood Central School District at Middle Island, New
                 York, GO, 4.80%, 06/15/13                                      1,283
         525    Mahopac, New York, Central School District, Ser. B, GO,
                 5.60%, 06/15/14                                                  551
         815    Mahopac, New York, Central School District, Ser. B, GO,
                 5.60%, 06/15/15                                                  850
       1,090    Massapequa, New York, Union Free School District,
                 Ser. A, GO, 5.38%, 06/15/09                                    1,145
       2,180    Massapequa, New York, Union Free School District,
                 Ser. A, GO, 5.38%, 06/15/12                                    2,268
       2,485    Massapequa, New York, Union Free School District,
                 Ser. A, GO, 5.40%, 06/15/13                                    2,570
       3,135    Massapequa, New York, Union Free School District,
                 Ser. A, GO, 5.70%, 06/15/16                                    3,268
         500    Metropolitan Transportation Authority, New York,
                 Commuter Facilities, Ser. B, Rev., 6.10%, 07/01/09               548
       2,000    Metropolitan Transportation Authority, New York,
                 Dedicated Tax Fund, Ser. A, Rev., 5.50%, 04/01/16              2,031
         250    Metropolitan Transportation Authority, New York,
                 Transportation Facilities, Ser. C, Rev., 4.75%, 07/01/16         233
         510    Metropolitan Transportation Authority, New York,
                 Transportation Facilities, Ser. C, Rev., 5.25%, 07/01/10         529
       2,150    Monroe County, New York, Public Improvement, GO,
                 4.50%, 06/01/09                                                2,122
       1,150    Monroe County, New York, Public Improvement, GO,
                 4.50%, 06/01/10                                                1,127
         100    Monroe County, New York, Public Improvement, GO,
                 6.00%, 03/01/01                                                  101
       1,230    Monroe County, New York, Public Improvement, GO,
                 6.00%, 03/01/12                                                1,351
       1,000    Monroe County, New York, Public Improvement, GO,
                 6.00%, 03/01/14                                                1,090
       1,000    Monroe County, New York, Public Improvement, GO,
                 6.00%, 03/01/18                                                1,084
       1,000    Monroe County, New York, Public Improvement, GO,
                 6.00%, 03/01/19                                                1,084
       1,020    Monticello, New York, Central School District, GO,
                 5.63%, 06/15/06                                                1,078
       2,400    Municipal Assistance Corp. for New York City, Ser. E,
                 Rev., 6.00%, 07/01/05                                          2,559
       6,740    Municipal Assistance Corp. for New York City, Ser. E,
                 Rev., 6.00%, 07/01/06                                          7,246

                       See notes to financial statements.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                         Value
-----------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
-----------------------------------------------------------------------------------
               New York -- Continued
   $ 6,500     Municipal Assistance Corp. for New York City, Ser. G,
                Rev., 6.00%, 07/01/08                                      $  7,070
     2,000     Nassau County, New York, General Improvement, Ser. Q,
                GO, 5.20%, 08/01/12                                           2,037
     1,800     Nassau County, New York, General Improvement, Ser. R,
                GO, 5.13%, 11/01/03                                           1,838
     2,010     Nassau County, New York, IDA, Civic Facilities, Hofstra
                University Project, Rev., 5.00%, 07/01/03                     2,044
     1,705     Nassau County, New York, IDA, Civic Facilities, Hofstra
                University Project, Rev., 5.00%, 07/01/06                     1,748
     4,740     Nassau County, New York, IDA, Civic Facilities, Hofstra
                University Project, Rev., 5.25%, 07/01/09                     4,926
     1,000     New York City, New York, IDA, Civic Facility, New School
                for Social Research, Ser. A, Rev., 5.75%, 09/01/15            1,033
     3,625     New York City, New York, Municipal Water Finance
                Authority, Water & Sewer Systems, Ser. A, Rev., -,
                6.00%, 06/15/05                                               3,904
       595     New York City, New York, Municipal Water Finance
                Authority, Water & Sewer Systems, Ser. A, Rev., -,
                7.00%, 06/15/01                                                 613
       405     New York City, New York, Municipal Water Finance
                Authority, Water & Sewer Systems, Ser. A, Rev., 7.00%,
                06/15/09                                                        417
     2,000     New York City, New York, Municipal Water Finance
                Authority, Water & Sewer Systems, Ser. B, Rev., 5.50%,
                06/15/27                                                      1,968
     2,000     New York City, New York, Ser. A, GO, 5.88%, 08/01/03           2,073
       500     New York City, New York, Ser. A, GO, 6.10%, 08/01/02             515
     1,000     New York City, New York, Ser. A, GO, 6.25%, 08/01/03           1,045
       475     New York City, New York, Ser. A, GO, -, 6.38%, 08/01/02          500
     1,025     New York City, New York, Ser. A, GO, 6.38%, 08/01/05           1,071
     1,000     New York City, New York, Ser. A, GO, -, 7.75%, 08/15/01        1,047
        30     New York City, New York, Ser. D, GO, -, 7.65%, 02/01/02           32
        30     New York City, New York, Ser. D, GO, 7.65%, 02/01/06              32
     2,500     New York City, New York, Ser. E, GO, 6.00%, 08/01/07           2,708
     1,000     New York City, New York, Ser. F, GO, -, 8.25%, 11/15/01        1,061
       240     New York City, New York, Ser. F, GO, 8.25%, 11/15/02             254
     2,000     New York City, New York, Ser. G, GO, 5.75%, 11/15/15           2,074
        75     New York City, New York, Ser. H, GO, 6.88%, 02/01/02              77
       925     New York City, New York, Ser. H, GO, -, 6.88%, 02/01/02          958
        40     New York City, New York, Ser. H, GO, -, 7.00%,02/01/02            42
       460     New York City, New York, Ser. H, GO, 7.00%, 02/01/06             484
        25     New York City, New York, Ser. H, GO, -, 7.10%, 02/01/02           26
       975     New York City, New York, Ser. H, GO, 7.10%, 02/01/12           1,026
     4,580     New York City, New York, Ser. H, Sub. Ser. H-1, GO,
                5.50%, 08/01/01                                               4,628
     1,000     New York City, New York, Transit Authority,
                Metropolitan Transportation Authority, Triborough,
                Ser. A, COP, 5.63%, 01/01/12                                  1,058
     1,650     New York City, New York, Trust Cultural Resources,
                Museum of Modern Art, Ser. A, Rev., 5.40%, 01/01/12           1,677
     1,000     New York State, Dorm Authority, City University System,
                3rd General Reserve, Ser. 1, Rev., 5.25%, 07/01/08            1,033

                       See notes to financial statements.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount         Issuer                                                          Value
------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
------------------------------------------------------------------------------------
               New York -- Continued
   $ 2,500     New York State, Dorm Authority, City University System,
                3rd General Reserve, Ser. 2, Rev., 5.38%, 07/01/13          $  2,566
     1,545     New York State, Dorm Authority, City University System,
                Ser. D, Rev., 5.75%, 07/01/06                                  1,639
     2,000     New York State, Dorm Authority, City University System,
                Ser. B, Rev., 5.75%, 07/01/07                                  2,131
     5,590     New York State, Dorm Authority, City University System,
                Ser. D, Rev., 7.00%, 07/01/09                                  6,245
       470     New York State, Dorm Authority, Long Island University,
                Rev., 5.00%, 09/01/12                                            470
     1,020     New York State, Dorm Authority, Long Island University,
                Rev., 5.13%, 09/01/10                                          1,045
     1,000     New York State, Dorm Authority, Long Island University,
                Rev., 5.25%, 09/01/11                                          1,028
     1,000     New York State, Dorm Authority, Memorial Sloan
                Kettering Cancer Center, Ser. C, Rev., 5.50%, 07/01/09         1,053
     1,215     New York State, Dorm Authority, Mental Health
                Services, Facilities Improvement, Ser. B, Rev., 5.50%,
                02/15/12                                                       1,268
     1,665     New York State, Dorm Authority, Mental Health
                Services, Facilities Improvement, Ser. B, Rev., 5.60%,
                08/15/13                                                       1,739
     2,750     New York State, Dorm Authority, New York University,
                Rev., 6.38%, 07/01/07                                          2,846
     2,000     New York State, Dorm Authority, New York University,
                Ser. A, Rev., 5.75%, 07/01/09                                  2,149
     1,000     New York State, Dorm Authority, New York University,
                Ser. A, Rev., 5.75%, 07/01/15                                  1,059
     2,015     New York State, Dorm Authority, Rockefeller University,
                Rev., 5.00%, 07/01/12                                          2,041
     1,400     New York State, Dorm Authority, Rockefeller University,
                Rev., 5.00%, 07/01/28                                          1,298
     1,305     New York State, Dorm Authority, Special Act, School
                Districts Program, Rev., 5.30%, 07/01/11                       1,353
     2,065     New York State, Dorm Authority, State Service Contract,
                Albany County, Rev., 5.25%, 04/01/12                           2,074
       840     New York State, Dorm Authority, State Service Contract,
                Albany County, Rev., 5.50%, 04/01/08                             872
     1,000     New York State, Dorm Authority, State University
                Educational Facilities, Ser. A, Rev., 5.25%, 05/15/11          1,029
     2,380     New York State, Dorm Authority, State University
                Educational Facilities, Ser. A, Rev., 5.50%, 05/15/06          2,497
     6,500     New York State, Dorm Authority, State University
                Educational Facilities, Ser. A, Rev., 5.50%, 05/15/13          6,815
     5,000     New York State, Dorm Authority, State University
                Educational Facilities, Ser. A, Rev., -, 6.00%, 05/15/05       5,422
     2,000     New York State, Dorm Authority, State University
                Educational Facilities, Ser. C, Rev., 7.38%, 05/15/10          2,305
     5,000     New York State, Energy Research & Development
                Authority, PCR, New York State Electric and Gas Corp.,
                Ser. E, Rev., 5.90%, 12/01/06                                  5,376
     7,000     New York State, Environmental Facilities Corp., PCR,
                State Water Revolving Fund, New York City Municipal
                Water, Rev., 5.75%, 06/15/12                                   7,521


                       See notes to financial statements.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

 Principal
 Amount      Issuer                                                           Value
-----------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
-----------------------------------------------------------------------------------
             New York -- Continued
  $  720     New York State, Environmental Facilities Corp., PCR,
              State Water Revolving Fund, Ser. A, Rev., 7.25%,
              06/15/10                                                      $   749
   5,415     New York State, Environmental Facilities Corp., PCR,
              State Water Revolving Fund, Ser. E, Rev., 6.00%,
              06/15/12                                                        5,958
   1,000     New York State, GO, 2.75%, 07/01/04                                941
     995     New York State, GO, 5.25%, 03/01/09                              1,029
     600     New York State, GO, 7.50%, 11/15/00                                604
   1,395     New York State, Housing Finance Agency, Health
              Facilities, Monroe County, Ser. A, Rev., 7.63%, 05/01/05        1,429
     835     New York State, Housing Finance Agency, Rev., -,
              8.00%, 11/01/00                                                   857
     130     New York State, Housing Finance Agency, Rev., 8.00%,
              11/01/08                                                          133
     650     New York State, Housing Finance Agency, Service
              Contract Obligation, Ser. A, Rev., -, 7.38%, 03/15/02             692
   1,550     New York State, Housing Finance Agency, State
              University Construction, Ser. A, Rev., -, 8.00%, 05/01/1        1,909
     360     New York State, Medical Care Facilities Finance Agency,
              Mortgage Project, Ser. A, Rev., 5.40%, 08/15/04                   372
     165     New York State, Medical Care Facilities Finance Agency,
              Rev., 7.70%, 08/15/03                                             169
   3,365     New York State, Mortgage Agency, Ser. 19, Rev.,
              Mandatory Tender, 4.45%, 10/01/01                               3,350
     120     New York State, Thruway Authority, Highway & Bridge
              Trust Fund, Ser. B, Rev., 5.00%, 04/01/08                         123
   3,000     New York State, Thruway Authority, Ser. D, Rev., 5.25%,
              01/01/21                                                        2,891
   3,315     New York State, Thruway Authority, Service Contract,
              Local Highway & Bridge, 6.00%, 04/01/11                         3,542
     250     New York State, Urban Development Corp., Ser. B, Rev.,
              5.60%, 04/01/11                                                   261
      95     New York State, Urban Development Corp., Ser. B, Rev.,
              5.88%, 04/01/14                                                   100
   1,045     Oneida County, New York, GO, 5.50%, 03/15/11                     1,101
     275     Randolph, New York, Central School District, GO, 5.00%,
              06/15/06                                                          283
   2,180     Rochester, New York, Ser. A, GO, 5.70%, 08/15/04                 2,285
   1,905     Rome, New York, City School District, GO, 5.50%, 06/15/13        1,984
   1,050     Scotia Glenville, New York, Central School District, GO,
              5.40%, 06/15/12                                                 1,095
   1,050     Scotia Glenville, New York, Central School District, GO,
              5.50%, 06/15/13                                                 1,096
   1,025     Scotia Glenville, New York, Central School District, GO,
              5.50%, 06/15/14                                                 1,062
     275     Shenendehowa Central School District, Clifton Park,
              New York, GO, 5.25%, 07/15/11                                     291
     500     Stillwater, New York, Central School District, GO, 5.20%,
              06/15/11                                                          515
   1,000     Suffolk County, New York, IDA, IDR, Nissequogue Cogen
              Partners Facility, Rev., 5.30%, 01/01/13                          903
   1,910     Suffolk County, New York, Public Improvement, Ser. C,
              GO, 5.10%, 11/01/02                                             1,941


                       See notes to financial statements.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

 Principal
 Amount        Issuer                                                           Value
-------------------------------------------------------------------------------------
 Long-Term Municipal Securities -- Continued
-------------------------------------------------------------------------------------
               New York -- Continued
   $ 5,000     Suffolk County, New York, Southwest Sewer District,
                GO, 6.00%, 02/01/05                                          $  5,305
     1,065     Sullivan County, New York, Public Improvement, GO,
                5.00%, 03/15/08                                                 1,082
     7,125     Triborough Bridge & Tunnel Authority, New York,
                General Purpose, Ser. Y, Rev., 6.00%, 01/01/12                  7,793
       440     Utica, New York, Public Improvement, GO, 6.00%, 01/15/03           450
       465     Utica, New York, Public Improvement, GO, 6.00%, 01/15/04           479
       565     Warwick Valley, Central School District, New York, GO,
                5.50%, 01/15/14                                                   585
       600     Watertown, New York, City School District, GO, 5.63%,
                06/15/16                                                          619
     1,365     Watertown, New York, City School District, GO, 5.63%,
                06/15/17                                                        1,400
     1,245     Watertown, New York, City School District, GO, 5.63%,
                06/15/18                                                        1,270
     1,000     Windsor, New York, Central School District, GO, 5.50%,
                06/15/13                                                        1,049
     1,170     Windsor, New York, Central School District, GO, 5.50%,
                06/15/14                                                        1,219
       650     Windsor, New York, Central School District, GO, 5.50%,
                06/15/15                                                          672
                                                                             --------
                                                                              240,066
               Northern Mariana Islands -- 0.2%
       500     Northern Mariana Islands, Public School System Project,
                Ser. A, GO, 3.70%, 10/01/03                                       485

               Puerto Rico -- 7.4%
     1,565     Puerto Rico Electric Power Authority, Ser. AA, Rev.,
                4.80%, 07/01/01                                                 1,573
     4,390     Puerto Rico Electric Power Authority, Ser. AA, Rev.,
                5.40%, 07/01/13                                                 4,588
     1,300     Puerto Rico Electric Power Authority, Ser. AA, Rev.,
                6.25%, 07/01/10                                                 1,485
     3,225     Puerto Rico Electric Power Authority, Ser. HH, Rev.,
                5.25%, 07/01/09                                                 3,428
     1,300     Puerto Rico Electric Power Authority, Ser. HH, Rev.,
                5.50%, 07/01/10                                                 1,408
     1,800     Puerto Rico Electric Power Authority, Ser. X, Rev., 6.00%,
                07/01/11                                                        1,932
     5,000     Puerto Rico Municipal Finance Agency, Ser. A, GO,
                5.00%, 08/01/01                                                 5,035
     1,000     Puerto Rico Municipal Finance Agency, Ser. A, GO,
                5.00%, 08/01/02                                                 1,013
                                                                             --------
                                                                               20,462
               Virgin Islands -- 3.5%
     1,390     Virgin Islands Public Finance Authority, Gross Receipts,
                Taxes Lien Notes, Ser. A, Rev., 5.00%, 10/01/03                 1,400
     1,090     Virgin Islands Public Finance Authority, Gross Receipts,
                Taxes Lien Notes, Ser. A, Rev., 5.25%, 10/01/01                 1,098
     1,000     Virgin Islands Public Finance Authority, Gross Receipts,
                Taxes Lien Notes, Ser. A, Rev., 5.50%, 10/01/02                 1,017
     1,000     Virgin Islands Public Finance Authority, Senior Lien,
                Fund Lien Notes, Ser. C, Rev., 5.00%, 10/01/00                  1,001


                       See notes to financial statements.

CHASE VISTA SELECT NEW YORK INTERMEDIATE TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount            Issuer                                                          Value
---------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
---------------------------------------------------------------------------------------
                  Virgin Islands -- Continued
     $ 2,000      Virgin Islands Public Finance Authority, Senior Lien,
                   Fund Lien Notes, Ser. C, Rev., 5.00%, 10/01/01              $  2,006
       3,075      Virgin Islands Public Finance Authority, Senior Lien,
                   Fund Lien Notes, Ser. C, Rev., 5.00%, 10/01/02                 3,088
                                                                               --------
                                                                                  9,610
---------------------------------------------------------------------------------------
                  Total Long-Term Municipal Securities                          270,623
                  (Cost $264,380)
---------------------------------------------------------------------------------------
Short-Term Investments -- 1.3%
---------------------------------------------------------------------------------------
                  Municipal Securities -- 1.2%
                  ----------------------------
                  New York -- 1.2%
         600      New York City, New York, Municipal Water Finance
                   Authority, Water & Sewer Systems, Ser. C, Rev., FRDO,
                   4.15%, 09/01/00                                                  600
         300      New York City, New York, Ser. B, Sub. Ser. B-4, GO,
                   FRDO, 4.15%, 09/01/00                                            300
         785      New York State, Job Development Authority, Special
                   Purpose, Ser. A-1 through A-13, Rev., FRDO, 4.40%,
                   09/01/00                                                         785
         320      New York State, Job Development Authority, Special
                   Purpose, Ser. A-1 through A-25, Rev., FRDO, 4.40%
                   09/01/00                                                         320
         605      New York State, Job Development Authority, Special
                   Purpose, Ser. B-1 Through B-9, Rev., FRDO, 4.40%,
                   09/01/00                                                         605
         800      Port Authority of New York & New Jersey, Special
                   Obligation, Versatile Structure Obligation, Ser. 2, Rev.,
                   FRDO, 4.05%, 09/01/00                                            800
                  ---------------------------------------------------------------------
                  Total Municipal Securities                                      3,410
                  (Cost $3,410)
                  ---------------------------------------------------------------------
     Shares
                  Money Market Fund -- 0.1%
                  -------------------------
         383      Provident New York Money Market Fund                              383
                  (Cost $383)
---------------------------------------------------------------------------------------
                  Total Short-Term Investments                                    3,793
                  (Cost $3,793)
---------------------------------------------------------------------------------------
                  Total Investments -- 99.2%                                   $274,416
                  (Cost $268,173)
---------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT NEW JERSEY TAX FREE INCOME FUND
Portfolio of Investments

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                              Value
-----------------------------------------------------------------------------------------
Long-Term Municipal Securities -- 98.1%
-----------------------------------------------------------------------------------------
                New Jersey -- 87.0%
     $   105    Asbury Park, New Jersey, Board of Education, GO,
                 5.50%, 08/01/11                                                  $   111
         495    Bayshore Regional Sewer Authority, New Jersey, Rev.,
                 5.50%, 04/01/12                                                      514
       1,000    Bergen County, New Jersey, Utilities Authority, Water
                 Pollution Control, Ser. B, Rev., 5.75%, 12/15/05                   1,061
         935    Bloomfield Township, New Jersey, GO, 5.20%, 06/15/11                  967
         510    Bloomfield Township, New Jersey, GO, 5.20%, 06/15/12                  523
         270    Brick Township, New Jersey, Improvement, GO, 5.40%,
                 05/01/07                                                             284
         570    Brick Township, New Jersey, Improvement, GO, 5.40%,
                 05/01/09                                                             603
         250    Camden County, New Jersey, IAR, Health Systems,
                 Catholic Health East, Ser. B, Rev., 5.25%, 11/15/12                  255
         345    Cinnaminson Township, New Jersey, School District, GO,
                 5.20%, 08/01/10                                                      358
         900    Delaware River & Bay Authority, New Jersey, Rev.,
                 5.20%, 01/01/10                                                      927
         555    Delaware River & Bay Authority, New Jersey, Ser. A, Rev.,
                 5.50%, 01/01/16                                                      570
         500    Delaware River & Bay Authority, New Jersey, Ser. A, Rev.,
                 5.70%, 01/01/20                                                      516
       1,700    Delaware River Port Authority of Pennsylvania & New
                 Jersey, Port District Project, Ser. B, Rev., 5.70%, 01/01/1        1,741
         370    East Orange, New Jersey, Capital Improvement, GO,
                 5.50%, 07/15/10                                                      393
         570    Edison Township, New Jersey, School District, GO,
                 6.50%, 06/01/04                                                      610
         215    Gloucester County, New Jersey, Improvement Authority,
                 County Guaranteed, Ser. A, Rev., 5.35%, 08/01/09                     226
         220    Gloucester County, New Jersey, Improvement Authority,
                 County Guaranteed, Ser. A, Rev., 5.55%, 08/01/12                     232
         225    Gloucester County, New Jersey, Improvement Authority,
                 County Guaranteed, Ser. A, Rev., 5.70%, 08/01/15                     236
       1,140    Hamilton Township, Atlantic County, New Jersey, School
                 District, GO, 5.88%, 12/15/07                                      1,194
         500    Hunterdon, New Jersey, Central Regional High School
                 District, GO, 5.40%, 05/01/09                                        522
         360    Jersey City, New Jersey, General Improvement, Ser. A,
                 GO, 6.00%, 10/01/05                                                  384
         175    Long Hill Township, New Jersey, GO, 5.15%, 08/15/05                   180
         175    Long Hill Township, New Jersey, GO, 5.15%, 08/15/06                   181
         275    Long Hill Township, New Jersey, GO, 5.15%, 08/15/07                   285
         275    Long Hill Township, New Jersey, GO, 5.15%, 08/15/08                   285
         380    Lopatcong Township, New Jersey, Board of Education,
                 GO, 5.63%, 07/15/13                                                  401
         400    Lopatcong Township, New Jersey, Board of Education,
                 GO, 5.70%, 07/15/16                                                  418
         500    Lopatcong Township, New Jersey, Board of Education,
                 GO, 5.70%, 07/15/23                                                  512
         100    Mainland, New Jersey, Regional High School District,
                 GO, 5.20%, 11/15/06                                                  104


                       See notes to financial statements.

CHASE VISTA SELECT NEW JERSEY TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount          Issuer                                                         Value
------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
------------------------------------------------------------------------------------
                New Jersey -- Continued
     $   105    Mainland, New Jersey, Regional High School District,
                 GO, 5.20%, 11/15/07                                         $   109
         110    Mainland, New Jersey, Regional High School District,
                 GO, 5.25%, 11/15/08                                             115
         110    Mainland, New Jersey, Regional High School District,
                 GO, 5.25%, 11/15/09                                             115
         115    Mainland, New Jersey, Regional High School District,
                 GO, 5.25%, 11/15/10                                             119
         120    Mainland, New Jersey, Regional High School District,
                 GO, 5.25%, 11/15/11                                             123
         125    Mainland, New Jersey, Regional High School District,
                 GO, 5.25%, 11/15/12                                             128
       1,330    Marlboro Township, New Jersey, Board of Education,
                 GO, 4.90%, 07/15/05                                           1,358
       1,460    Marlboro Township, New Jersey, Board of Education,
                 GO, 5.00%, 07/15/06                                           1,500
         200    Medford Township, New Jersey, GO, 5.30%, 07/15/07                209
         300    Medford Township, New Jersey, GO, 5.30%, 07/15/08                315
         400    Medford Township, New Jersey, GO, 5.30%, 07/15/09                420
         575    Middletown Township, New Jersey, Board of Education,
                 GO, 5.70%, 08/01/04                                             601
       2,000    Middletown Township, New Jersey, Board of Education,
                 GO, 5.85%, 08/01/27                                           2,058
       1,710    New Jersey Economic Development Authority, Market
                 Transition Facility, Senior Lien, Ser. A, Rev., 5.80%,
                 07/01/08                                                      1,808
       1,200    New Jersey Economic Development Authority, Market
                 Transition Facility, Senior Lien, Ser. A, Rev., 5.80%,
                 07/01/09                                                      1,267
       1,060    New Jersey Economic Development Authority, New
                 Jersey Performing Arts Center Project, Ser. A, Rev.,
                 6.00%, 06/15/08                                               1,155
         590    New Jersey Health Care Facilities, Financing Authority,
                 St. Elizabeth Hospital Obligation Group, Rev., 6.00%,
                 07/01/14                                                        544
         670    New Jersey Sports & Exposition Authority, Ser. A, Rev.,
                 6.50%, 03/01/07                                                 701
         720    New Jersey State, Educational Facilities Authority,
                 Capital Improvement Fund, Ser. A, Rev., 5.00%,
                 09/01/08                                                        740
       2,545    New Jersey State, Educational Facilities Authority, Drew
                 University Issue, Ser. C, Rev., 5.25%, 07/01/13               2,587
         435    New Jersey State, Educational Facilities Authority,
                 Fairleigh Dickinson University, Ser. G, Rev., 4.88%,
                 07/01/04                                                        428
       1,000    New Jersey State, Educational Facilities Authority,
                 Fairleigh Dickinson University, Ser. G, Rev., 5.70%,
                 07/01/28                                                        920
       1,000    New Jersey State, Educational Facilities Authority,
                 Princeton University, Ser. E, Rev., 5.25%, 07/01/13           1,024
       1,140    New Jersey State, Ser. B, GO, 6.25%, 01/15/04                  1,204
       2,195    New Jersey State, Ser. D, GO, 5.75%, 02/15/06                  2,326
       1,000    New Jersey State, Ser. F, GO, 5.25%, 08/01/09                  1,044


                       See notes to financial statements.

CHASE VISTA SELECT NEW JERSEY TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount       Issuer                                                        Value
--------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
--------------------------------------------------------------------------------
             New Jersey -- Continued
 $   100     New Jersey State, Transportation Corp., COP, 6.20%,
              10/01/02                                                   $   104
     110     New Jersey State, Transportation Trust Fund Authority,
              Transportation Systems, Ser. A, Rev., 5.00%, 06/15/12          110
   1,000     New Jersey State, Transportation Trust Fund Authority,
              Transportation Systems, Ser. A, Rev., 5.75%, 06/15/16        1,058
     205     New Jersey State, Turnpike Authority, Ser. A, Rev.,
              5.80%, 01/01/02                                                208
     935     New Jersey State, Turnpike Authority, Ser. A, Rev., -,
              5.80%, 01/01/02                                                952
   1,000     New Jersey State, Turnpike Authority, Ser. C, Rev., -,
              6.25%, 01/01/01                                              1,021
   1,570     North Bergen Township, New Jersey, GO, 5.00%, 08/15/11        1,594
     225     North Brunswick Township, New Jersey, GO, 5.25%,
              04/01/04                                                       232
   1,140     North Jersey District Water Supply, Wanaque South
              Project, Rev., 5.50%, 07/01/03                               1,174
   1,140     Northwest Bergen County, New Jersey, Utilities
              Authority, Utilities System, Rev., 6.00%, 07/15/07           1,202
     570     Ocean County, New Jersey, General Improvement, GO,
              6.38%, 04/15/03                                                598
   1,500     Port Authority of New York & New Jersey, Consolidated
              Bonds 93rd Ser., Rev., 6.13%, 06/01/94                       1,621
   2,435     Port Authority of New York & New Jersey, Consolidated
              Bonds 114th Ser., Rev., 4.75%, 08/01/33                      2,119
   1,550     Port Authority of New York & New Jersey, Special
              Obligation, JFK International Airport Terminal #6,
              Rev., 6.25%, 12/01/08                                        1,705
   3,000     Port Authority of New York & New Jersey, Special
              Obligation, JFK International Airport Terminal #6,
              Rev., 6.25%, 12/01/09                                        3,321
     305     Rahway, New Jersey, COP, 5.00%, 02/15/06                        313
     430     Rahway, New Jersey, COP, 5.30%, 02/15/11                        449
     435     Summit, New Jersey, GO, 5.70%, 06/01/10                         468
   1,105     Summit, New Jersey, GO, 5.70%, 06/01/11                       1,183
   1,000     Sussex County, New Jersey, General Improvement, GO,
              -, 6.00%, 04/01/02                                           1,044
     880     Sussex County, New Jersey, GO, 5.00%, 07/15/06                  904
     785     Union County Improvement Authority, Plainfield Board
              of Education Project, Rev., 6.25%, 08/01/07                    861
   1,101     Union County, New Jersey, General Improvement, GO,
              4.75%, 12/15/15                                              1,048
   1,100     West Orange, New Jersey, GO, 5.45%, 02/15/15                  1,122
   1,100     West Orange, New Jersey, GO, 5.45%, 02/15/16                  1,116
                                                                         -------
                                                                          63,038
             Puerto Rico -- 6.2%
   1,200     Puerto Rico Commonwealth, Highway & Transportation
              Authority, Ser. W, Rev., 5.50%, 07/01/15                     1,264
   1,000     Puerto Rico Electric Power Authority, Ser. AA, Rev.,
              6.25%, 07/01/10                                              1,142
   1,000     Puerto Rico Electric Power Authority, Ser. HH, Rev.,
              5.25%, 07/01/09                                              1,063


                       See notes to financial statements.

CHASE VISTA SELECT NEW JERSEY TAX FREE INCOME FUND
Portfolio of Investments (Continued)

As of August 31, 2000
(Amounts in thousands)

Principal
Amount            Issuer                                                         Value
--------------------------------------------------------------------------------------
Long-Term Municipal Securities -- Continued
--------------------------------------------------------------------------------------
                  Puerto Rico -- Continued
     $ 1,000      University of Puerto Rico, Ser. O, Rev., 5.75%, 06/01/17     $ 1,056
                                                                               -------
                                                                                 4,525
                  Virgin Islands -- 4.9%
       1,155      Virgin Islands Public Finance Authority, Gross Receipts,
                   Tax Lien Notes, Ser. A, Rev., 5.50%, 10/01/02                 1,175
         500      Virgin Islands Public Finance Authority, Gross Receipts,
                   Taxes Lien Notes, Ser. A, Rev., 6.38%, 10/01/19                 515
       2,000      Virgin Islands Public Finance Authority, Senior Lien,
                   Ser. A, Rev., @ 5.50%, 10/01/22                               1,883
                                                                               -------
                                                                                 3,573
--------------------------------------------------------------------------------------
                  Total Long-Term Municipal Securities                          71,136
                  (Cost $69,948)
--------------------------------------------------------------------------------------
Short-Term Investments -- 1.6%
--------------------------------------------------------------------------------------
                  Municipal Security -- 0.4%
                  --------------------------
                  New Jersey -- 0.4%
         300      New Jersey Economic Development Authority, Water
                   Facilities, United Water New Jersey Inc. Project, Ser. B,
                   Rev., FRDO, 4.30%, 09/01/00                                     300
                  (Cost $300)
     Shares
                  Money Market Fund -- 1.2%
                  -------------------------
         837      Provident New Jersey Money Market Fund                           837
                  (Cost $837)
--------------------------------------------------------------------------------------
                  Total Short-Term Investments                                   1,137
                  (Cost $1,137)
--------------------------------------------------------------------------------------
                  Total Investments -- 99.7%                                   $72,273
                  (Cost $71,085)
--------------------------------------------------------------------------------------


                                                               Notional
  Number                                          Original     Value at    Unrealized
    of                              Expiration    Notional     08/31/00   Appreciation
  Contracts        Description         Date      Value (USD)     (USD)       (USD)
--------------------------------------------------------------------------------------
Long Futures Outstanding
------------------------
                                     December,
      57       U.S. Treasury Bonds     2000      $5,685        $5,725     $ 40


                       See notes to financial statements.

CHASE VISTA SELECT FUNDS
Portfolio of Investments (Continued)

As of August 31, 2000

INDEX:
+     -- When issued or delayed delivery security.
* -- All or portion of this security is segregated for when issued or delayed delivery securities.
- -- Security is prerefunded or escrowed to maturity. The maturity date shown is the date of the prerefunded call.
@     -- All or a portion of the security is segregated for futures.
COP   -- Certificates of Participation.
Dorm  -- Dormitory.
FRDO  -- Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at August 31, 2000.
GO    -- General Obligation.
IAR   -- Improvement Authority Revenue.
IDA   -- Industrial Development Authority.
IDR   -- Industrial Development Revenue.
PCFA  -- Pollution Control Financing Authority.
PCFFA -- Pollution Control Facilities Financing Authority.
PCR   -- Pollution Control Revenue.
RAN   -- Revenue Anticipation Notes.
Rev.  -- Revenue Bond.
Ser.  -- Series.

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES August 31, 2000
--------------------------------------------------------------------------------

(Amounts in Thousands, Except Per Share Amounts)

                                                                  New York
                                                 Intermediate   Intermediate   New Jersey
                                     Tax Free      Tax Free       Tax Free      Tax Free
                                   Income Fund    Income Fund    Income Fund   Income Fund
-------------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at
    value (Note 1) ...............  $744,567      $694,559       $274,416       $72,273
    Other assets .................        19            19              7             2
    Receivables:
     Investment securities sold          122            --             --            --
     Interest ....................    10,047         9,371          3,439           750
     Fund shares sold ............     1,077            69             64            --
     Margin account for
     futures contracts ...........       615            36             --            41
---------------------------------------------------------------------------------------
       Total Assets ..............   756,447       704,054        277,926        73,066
---------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities
     purchased ...................        --         6,388             --            --
     Fund shares redeemed                 20           403             83           209
     Dividends ...................     2,986         2,493          1,004           270
    Accrued liabilities: (Note 2)
     Investment advisory fees .          190           177             70            18
     Administration fees .........        95            88             29             7
     Shareholder servicing fees .        158           147             59             6
     Custodian fees ..............        49            32             16             5
     Other .......................       144           152             86            32
---------------------------------------------------------------------------------------
       Total Liabilities .........     3,642         9,880          1,347           547
---------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ..............   744,706       682,026        272,560        71,402
    Accumulated undistributed
    (distributions in excess
    of) net investment income             11            49            (79)          (67)
    Accumulated net
    realized loss on
    investments and futures
    transactions .................    (9,710)       (3,913)        (2,145)          (44)
    Net unrealized
    appreciation of
    investments and futures
    contracts ....................    17,798        16,012          6,243         1,228
---------------------------------------------------------------------------------------
   Net Assets ....................  $752,805      $694,174       $276,579       $72,519
---------------------------------------------------------------------------------------
   Shares of beneficial
   interest outstanding ($.001
   par value; unlimited
   number of shares
   authorized) ...................   120,377        66,356         39,467         7,451
   Net Asset Value, maximum
   offering and redemption
   price per share ...............  $   6.25      $  10.46       $   7.01       $  9.73
   Cost of investments ...........  $727,045      $678,587       $268,173       $71,085
---------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the year ended August 31, 2000
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                                                New York
                                               Intermediate   Intermediate   New Jersey
                                   Tax Free      Tax Free       Tax Free      Tax Free
                                 Income Fund   Income Fund    Income Fund   Income Fund
    INTEREST INCOME:
   (Note 1C)                       $40,697       $35,542        $14,386        $3,544
-------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .....   2,201         2,110            854           202
    Administration fees ..........   1,101         1,055            427           101
    Shareholder servicing fees       1,218         1,156            468           112
    Custodian fees ...............     151           136            108            54
    Printing and postage .........      21            21              9             3
    Professional fees ............      56            59             40            34
    Registration expenses ........      19            27              8            17
    Transfer agent fees ..........      13            14             14            17
    Trustees' fees ...............      37            35             14             3
    Other ........................      59            44             34            10
-------------------------------------------------------------------------------------
      Total expenses .............   4,876         4,657          1,976           553
-------------------------------------------------------------------------------------
    Less amounts waived
    (Note 2F) ....................     667           658            332           140
    Less expense
    reimbursements
    (Note 2G) ....................      --            --             --            13
    Less earnings credits
    (Note 2E) ....................      10             1              1            --
-------------------------------------------------------------------------------------
     Net expenses ................   4,199         3,998          1,643           400
-------------------------------------------------------------------------------------
      Net investment
      income .....................  36,498        31,544         12,743         3,144
-------------------------------------------------------------------------------------
   REALIZED AND
   UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments .................  (9,111)       (4,138)        (2,145)          (14)
     Futures transactions ........     329           235             --            40
    Change in net unrealized
    appreciation/depreciation of:
     Investments .................  16,042        10,103          5,793           910
     Futures .....................     276            40             --            40
-------------------------------------------------------------------------------------
    Net realized and
    unrealized gain on
    investments and futures
    transactions .................   7,536         6,240          3,648           976
-------------------------------------------------------------------------------------
    Net increase in net
    assets from operations ....... $44,034       $37,784        $16,391        $4,120


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the year ended August 31,
(Amounts in Thousands)

                                                                                         Tax Free
                                                                                        Income Fund
                                                                                -----------------------
                                                                                     2000         1999
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ....................................................... $ 36,498     $ 40,150
   Net realized gain (loss) on investments and futures transactions ............   (8,782)        (282)
   Change in net unrealized appreciation/depreciation of investments and
   futures .....................................................................   16,318      (43,875)
-------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations .........................   44,034       (4,007)
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................................  (36,500)     (40,149)
   Net realized gain on investment transactions ................................       --       (4,060)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareholders .......................................  (36,500)     (44,209)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .................................................   94,232       83,194
   Dividends reinvested ........................................................       55           55
   Cost of shares redeemed .....................................................  (93,114)     (51,987)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from capital share transactions .....    1,173       31,262
-------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets .................................    8,707      (16,954)
-------------------------------------------------------------------------------------------------------
  NET ASSETS:
   Beginning of period .........................................................  744,098      761,052
-------------------------------------------------------------------------------------------------------
   End of period ............................................................... $752,805     $744,098
-------------------------------------------------------------------------------------------------------
  Share Transactions:
   Issued ......................................................................   15,513       12,829
   Reinvested ..................................................................        9            9
   Redeemed ....................................................................  (15,332)      (8,037)
-------------------------------------------------------------------------------------------------------
  Change in shares .............................................................      190        4,801
-------------------------------------------------------------------------------------------------------

                                                                                      Intermediate
                                                                                        Tax Free
                                                                                      Income Fund
                                                                                -----------------------
                                                                                      2000         1999
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ....................................................... $ 31,544      $ 35,249
   Net realized gain (loss) on investments and futures transactions ............   (3,903)        6,211
   Change in net unrealized appreciation/depreciation of investments and
   futures .....................................................................   10,143       (33,446)
-------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations .........................   37,784         8,014
-------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................................  (31,525)      (35,250)
   Net realized gain on investment transactions ................................   (3,807)       (8,069)
-------------------------------------------------------------------------------------------------------
    Total distributions to shareholders .......................................  (35,332)      (43,319)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .................................................   66,780       104,889
   Dividends reinvested ........................................................    3,806         8,063
   Cost of shares redeemed ..................................................... (107,611)      (65,922)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from capital share transactions .....  (37,025)       47,030
-------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets .................................  (34,573)       11,725
-------------------------------------------------------------------------------------------------------
  NET ASSETS:
   Beginning of period .........................................................  728,747       717,022
-------------------------------------------------------------------------------------------------------
   End of period ............................................................... $694,174      $728,747
-------------------------------------------------------------------------------------------------------
  Share Transactions:
   Issued ......................................................................    6,521         9,728
   Reinvested ..................................................................      372           744
   Redeemed ....................................................................  (10,502)       (6,129)
-------------------------------------------------------------------------------------------------------
  Change in shares .............................................................   (3,609)        4,343
-------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(continued)

                                                                                         New York
                                                                                       Intermediate              New Jersey
                                                                                         Tax Free                 Tax Free
                                                                                        Income Fund              Income Fund
                                                                                 ------------------------- --------------------
                                                                                     2000         1999         2000        1999
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ....................................................... $ 12,743     $ 14,213     $ 3,144     $ 3,452
   Net realized gain (loss) on investments and futures transactions ............   (2,145)         566          26         (78)
   Change in net unrealized appreciation/depreciation of investments and
   futures .....................................................................    5,793      (13,501)        950      (3,102)
-------------------------------------------------------------------------------------------------------------------------------
     Increase in net assets from operations ....................................   16,391        1,278       4,120         272
-------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................................  (12,793)     (14,214)     (3,149)     (3,452)
   Net realized gain on investment transactions ................................      (83)      (2,596)         --      (1,222)
-------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders .......................................  (12,876)     (16,810)     (3,149)     (4,674)
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .................................................   42,794       49,190      12,035       5,638
   Dividends reinvested ........................................................       89        2,365           6       1,219
   Cost of shares redeemed .....................................................  (64,427)     (24,227)     (8,140)     (5,372)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from capital share transactions .....  (21,544)      27,328       3,901       1,485
-------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets .................................  (18,029)      11,796       4,872      (2,917)
-------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS:
   Beginning of period .........................................................  294,608      282,812      67,647      70,564
-------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................................... $276,579     $294,608     $72,519     $67,647
-------------------------------------------------------------------------------------------------------------------------------
  Share Transactions:
   Issued ......................................................................    6,259        6,850       1,271         564
   Reinvested ..................................................................       13          327           1         121
   Redeemed ....................................................................   (9,421)      (3,379)       (862)       (537)
-------------------------------------------------------------------------------------------------------------------------------
  Change in shares .............................................................   (3,149)       3,798         410         148
-------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA FUNDS NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Select Trust (the "Trust") was organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. Select Tax Free Income Fund ("TFI"), Select Intermediate Tax Free Income Fund ("ITFI"), Select New York Intermediate Tax Free Income Fund ("NYTFI") and Select New Jersey Tax Free Income Fund ("NJTFI") (collectively, the "Funds") are four separate portfolios of the Trust.

The Funds were established in December 1996 for the conversion of the Chase Manhattan Bank Common Trust Funds. Effective January 1, 1997, the Chase Common Trust Funds contributed securities and other assets in exchange for shares of the newly created Funds in a tax-free exchange.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Fixed income securities (other than short-term obligations), including listed issues, are valued using matrix pricing systems of a major dealer in bonds which take in to account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted exchange or over-the-counter prices. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

   B. Repurchase agreements -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral may be delayed or limited.

   C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued, adjusted for amortization of premiums and accretion of discount. Dividend income is recorded on the ex-dividend date.

   Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its when-issued or delayed delivery purchase commitments.

   D. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   The Funds invest in U.S. Treasury and/or municipal bond futures contracts as a hedge to modify the duration of the portfolio holdings.

   As of August 31, 2000, the Funds had open futures contracts as shown on the Portfolios of Investments.

   E. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   F. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition --"temporary differences") such amounts are reclassified within the capital accounts based on their Federal income tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

   G. Allocation of expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

   H. Organization costs -- Organization and initial registration costs incurred in connection with establishing each of the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning with the commencement of operations of each Fund.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or "Adviser") acts as the investment adviser to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.30% of each Fund's average daily net assets. For the year ended August 31, 2000, the Adviser voluntarily waived fees as outlined in Note 2.F. below.

   Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of each Fund's average daily net assets.

   B. Shareholder servicing fees -- Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent receives a fee. The fee is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each Fund.

   Chase and certain affiliates are the only Shareholder Servicing Agents. The Shareholder Servicing Agents voluntarily waived fees as outlined in Note 2.F. below.

   C. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS"), acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee computed daily and paid monthly of 0.05% of the average daily net assets of each Fund. For the year ended August 31, 2000, the Distributor voluntarily waived fees as outlined in Note 2.F. below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust at an annual fee computed daily and paid monthly of 0.10% of the respective Fund's average daily net assets. For the year ended August 31, 2000, the Administrator voluntarily waived fees as outlined in Note 2.F. below.

   E. Custodian and accounting fees -- Chase provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. For the year ended August 31, 2000, Chase voluntarily waived a portion of its custodian fees as outlined in Note 2.F. below. In addition, custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

   F. Waivers of fees -- For the year ended August 31, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (in thousands):

                         Investment                    Shareholder
                         Advisory     Administration   Servicing    Custody
---------------------------------------------------------------------------
  TFI .................   $438            $209            $--        $20
  ITFI ................    429             205             --         24
  NYTFI ...............    174             136             --         22
  NJTFI ...............     40              38             51         11


   G. Other -- Certain officers of the Trust are officers of VFD or of its parent corporation, BISYS.

   Deferred organization costs are included in Other assets in the Statement of Assets and Liabilities, and amortization of such costs is included in Other expenses in the Statement of Operations.

   The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.


3. Investment Transactions

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended August 31, 2000, were as follows (amounts in thousands):

                                TFI        ITF  I      NYTFI       NJTFI
 ---------------------------------------------------------------------------
 Purchases ................   $260,394    $411,297    $122,265    $36,738
  Sales ....................   247,183     430,884     127,906     31,083


4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation/ (depreciation) in value of the investment securities at August 31, 2000, are as follows (amounts in thousands):

                                                   TFI         ITFI        NYTFI      NJTFI
        -------------------------------------------------------------------------------------
         Aggregate cost ......................... $727,045    $678,597    $268,173    $71,085
                                                  --------    --------    --------    -------
         Gross unrealized appreciation..........  $ 24,031    $ 19,382    $  6,818    $ 1,682
         Gross unrealized depreciation..........    (6,509)     (3,420)       (575)      (494)
                                                  --------    --------    --------    -------
          Net unrealized appreciation ..........  $ 17,522    $ 15,962    $  6,243    $ 1,188
                                                  ========    ========    ========    =======


At August 31, 2000, TFI, ITFI, NYTFI and NJTFI had net capital loss carryovers of $3,923,866, $1,684,817, $566,672 and $3,760, respectively, which will be available to offset capital gans arising through August 31, 2008. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Concentration of Credit Risk

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. NYTFI and NJTFI primarily invest in issuers in the States of New York and New Jersey, respectively. TFI invested approximately 28.7% of its net assets in issuers in New York State. The issuer's abilities to meet their obligations may be affected by economic or political developments in a specific state or region.


6. Trustee Compensation

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended August 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in Other Accrued Liabilities, in the Statement of Assets and Liabilities were as follows (in thousands):

                                       Accrued
                         Pension       Pension
                         Expenses     Liability
-----------------------------------------------
  TFI .................    $13           $55
  ITFI ................     13            52
  NYTFI ...............      5            20
  NJTFI ...............      1             5


7. Bank Borrowings

The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at August 31, 2000, nor at any time during the year then ended.


8. Subsequent Event

Effective September 5, 2000, CAM changed its name to Chase Fleming Asset Management (USA) Inc.

--------------------------------------------------------------------------------
CHASE VISTA FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                         Chase Vista Select
                                                -----------------------------------------------
                                                       Tax Free Income Fund
                                                ----------------------------------------------
                                                            Year Ended                 1/1/97*
                                                ----------------------------------     Through
                                                   8/31/00    8/31/99      8/31/98     8/31/97
                                                ----------    -------      -------     -------
Per share operating performance
Net asset value, beginning of period ..........     $6.19      $ 6.60       $6.45       $6.39
                                                   -------     ------       ------      ------
Income from investment operations:
 Net investment income ........................      0.30        0.34        0.35        0.24
 Net gain or losses in securities
 (both realized and unrealized) ...............      0.06       (0.37)       0.21        0.06
                                                   -------     ------       ------      ------
  Total from investment operations ............      0.36       (0.03)       0.56        0.30
                                                   -------     ------       ------      ------
Less Distributions:
 Dividends from net investment income .........      0.30        0.34        0.35        0.24
 Distributions from capital gains .............        --        0.04        0.06          --
                                                   -------     ------       ------      ------
  Total distributions .........................      0.30        0.38        0.41        0.24
                                                   -------     ------       ------      ------
Net asset value, end of period ................     $6.25      $ 6.19       $6.60       $6.45
                                                   =======     ======       ======      ======
Total return                                         6.11%      (0.63%)      8.99%       4.86%
Ratios/supplemental data
Net assets, end of period (millions) ..........     $ 753      $  744       $ 761        $ 677
Ratios to average net assets#:
 Expenses .....................................      0.57%       0.03%       0.02%        0.02%
 Net investment income ........................      4.98%       5.25%       5.39%        5.73%
 Expenses without waivers, reimbursements and
 earnings credits .............................      0.66%       0.50%       0.50%        0.49%
 Net investment income without waivers,
 reimbursements and earnings credits ..........      4.89%       4.78%       4.91%        5.26%
Portfolio turnover rate .......................        35%         39%         47%          48%

                                                             Intermediate Tax Free Income Fund
                                                 ---------------------------------------------------------
                                                                        Year Ended
                                                    ---------------------------------      1/1/97*
                                                                                           Through
                                                       8/31/00     8/31/99     8/31/98     8/31/97
                                                  - ----------     -------     -------    --------
Per share operating performance
Net asset value, beginning of period ..........        $10.42      $10.93      $10.85      $10.75
                                                      --------     -------     -------     -------
Income from investment operations:
 Net investment income ........................          0.46        0.52        0.56        0.39
 Net gain or losses in securities
 (both realized and unrealized) ...............          0.10       (0.39)       0.29        0.10
                                                      --------     -------     -------     -------
  Total from investment operations ............          0.56        0.13        0.85        0.49
                                                      --------     -------     -------     -------
Less Distributions:
 Dividends from net investment income .........          0.46        0.52        0.56        0.39
 Distributions from capital gains .............          0.06        0.12        0.21          --
                                                      --------     -------     -------     -------
  Total distributions .........................          0.52        0.64        0.77        0.39
                                                      --------     -------     -------     -------
Net asset value, end of period ................        $10.46      $10.42      $10.93      $10.85
                                                      ========     =======     =======     =======
Total return                                             5.54%       1.15%       8.08%       4.58%
Ratios/supplemental data
Net assets, end of period (millions) ..........        $  694      $  729      $  717      $  631
Ratios to average net assets#:
 Expenses .....................................          0.57%       0.03%       0.02%       0.02%
 Net investment income ........................          4.49%       4.81%       5.10%       5.40%
 Expenses without waivers, reimbursements and
 earnings credits .............................          0.66%       0.50%       0.50%       0.50%
 Net investment income without waivers,
 reimbursements and earnings credits ..........          4.40%       4.34%       4.62%       4.92%
Portfolio turnover rate .......................            60%         62%         71%         60%


* Commencement of operations.
# Short periods have been annualized.

                       See notes to financial statements.

                                                         Chase Vista Select
                                                -----------------------------------
                                                  New York Intermediate Tax Free
                                                            Income Fund
                                                -----------------------------------
                                                            Year Ended
                                                -----------------------------------
                                                   8/31/00     8/31/99     8/31/98
                                                ----------     -------     -------
Per share operating performance
Net asset value, beginning of period ..........     $6.91       $7.29       $7.15
                                                   -------      ------      ------
Income from investment operations:
 Net investment income ........................      0.31        0.35        0.37
 Net gain or losses in securities
 (both realized and unrealized) ...............      0.10       (0.31)       0.21
                                                   -------      ------      ------
  Total from investment operations ............      0.41        0.04        0.58
                                                   -------      ------      ------
Less distributions:
 Dividends from net investment income .........      0.31        0.35        0.37
 Distributions from capital gains .............        --        0.07        0.07
                                                   -------      ------      ------
  Total distributions .........................      0.31        0.42        0.44
                                                   -------      ------      ------
Net asset value, end of period ................     $7.01       $6.91       $7.29
                                                   =======      ======      ======
Total return ..................................      6.13%       0.38%       8.37%
Ratios/supplemental data
Net assets, end of period (millions) ..........     $ 277       $ 295      $  283
Ratios to average net assets#:
 Expenses .....................................      0.58%       0.04%       0.03%
 Net investment income ........................      4.48%       4.85%       5.08%
 Expenses without waivers, reimbursements and
 earnings credits .............................      0.70%       0.53%       0.53%
 Net investment income without waivers,
 reimbursements and earnings credits ..........      4.36%       4.36%       4.58%
Portfolio turnover rate .......................        46%         39%         66%


                                                            New Jersey Tax Free Income Fund
                                                ----------------------------------------------------------
                                                                        Year Ended
                                                   1/1/97*    -------------------------------     1/1/97*
                                                   Through                                        Through
                                                   8/31/97    8/31/00     8/31/99     8/31/98     8/31/97
                                                   -------    -------     -------     -------     -------
Per share operating performance
Net asset value, beginning of period ..........     $7.09       $9.61      $10.24      $10.04      $ 9.99
                                                    ------      ------     -------     -------     -------
Income from investment operations:
 Net investment income ........................      0.26        0.44        0.49        0.52        0.37
 Net gain or losses in securities
 (both realized and unrealized) ...............      0.06        0.12       (0.45)       0.24        0.05
                                                    ------      ------     -------     -------     -------
  Total from investment operations ............      0.32        0.56        0.04        0.76        0.42
                                                    ------      ------     -------     -------     -------
Less distributions:
 Dividends from net investment income .........      0.26        0.44        0.49        0.52        0.37
 Distributions from capital gains .............        --          --        0.18        0.04          --
                                                    ------      ------     -------     -------     -------
  Total distributions .........................      0.26        0.44        0.67        0.56        0.37
                                                    ------      ------     -------     -------     -------
Net asset value, end of period ................     $7.15       $9.73      $ 9.61      $10.24      $10.04
                                                    ======      ======     =======     =======     =======
Total return ..................................      4.62%       6.08%       0.37%       7.82%       4.20%
Ratios/supplemental data
Net assets, end of period (millions) ..........     $ 235       $  73      $   68      $   71      $   64
Ratios to average net assets#:
 Expenses .....................................      0.03%       0.59%       0.04%       0.02%       0.02%
 Net investment income ........................      5.52%       4.67%       4.94%       5.16%       5.52%
 Expenses without waivers, reimbursements and
 earnings credits .............................      0.53%       0.82%       0.63%       0.63%       0.57%
 Net investment income without waivers,
 reimbursements and earnings credits ..........      5.02%       4.44%       4.35%       4.55%       4.97%
Portfolio turnover rate .......................        32%         48%         24%         60%         14%


* Commencement of operations.
# Short periods have been annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Mutual Fund Select Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Select Tax Free Income Fund, Chase Vista Select Intermediate Tax Free Income Fund, Chase Vista Select New York Intermediate Tax Free Income Fund and Chase Vista Select New Jersey Tax Free Income Fund (separate portfolios constituting Mutual Fund Select Trust, hereafter referred to as the "Trust") at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 11, 2000

--------------------------------------------------------------------------------
TAX LETTER (UNAUDITED)
--------------------------------------------------------------------------------

Chase Vista Select Tax Free Income Fund (TFI)
Chase Vista Select Intermediate Tax Free Income Fund (ITFI)
Chase Vista Select New York Tax Free Income Fund (NYTFI)
Chase Vista Select New Jersey Tax Free Fund (NJTFI)
--------------------------------------------------------------------------------

Certain tax information regarding the Chase Vista Select Mutual Funds is required to be provided to shareholders based upon the Funds income and distributions for the taxable year ended August 31, 2000. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2000. The information necessary to complete your income tax returns for the calendar year ending December 31, 2000 will be received under separate cover.

FOR THE FISCAL YEAR ENDED AUGUST 31, 2000:

o The dividends paid from net investment income are 100.00%, 100.00%, 100.00% and 100.00% exempt from Federal income tax for TFI, ITFI, NYTFI and NJTFI, respectively.

o For shareholders who are subject to the Alternative Minimum Tax, the percentage of income from private activity bonds issued after August 7, 1986, which may be considered a tax preference item, was 7.04%, 3.63%, 2.10% and 8.53% for TFI, ITFI, NYTFI and NJTFI, respectively.

o Long-term capital gain distributions were $0.055 and $0.002 per share for ITFI and NYTFI, respectively.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

CHASE VISTA SELECT TAX FREE FUNDS ANNUAL REPORT

Investment Adviser, Administrator,
Shareholder and Fund Servicing
Agent and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by
Vista Fund Distributors, Inc., which is
unaffiliated with The Chase Manhattan
Bank. Chase and its respective affiliates receive compensation from Chase Vista
Funds for providing investment
advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any
of the Chase-Vista Funds, call
1-800-34-VISTA. The prospectus
contains more complete information,
including charges and expenses.
Please read it carefully before you
invest or send money.


[copyright] The Chase Manhattan Corporation, 2000.
                                              All Rights Reserved.  October 2000


[Chase Logo]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039